UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05104

Capital World Bond Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Brian C. Janssen

Capital World Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital World Bond Fund® Annual report for the year ended December 31, 2019

Find diverse total
return opportunities
in global bonds

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

Capital World Bond Fund seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2020, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.34%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.82%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield and lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade and higher rated bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

5	About your fund

6	Summary investment portfolio

15	Financial statements

43	Board of trustees and other officers

Fellow investors:

Global bonds rallied during Capital World Bond Fund’s fiscal year. Earlier in the period, investors shrugged off concerns around slowing global growth and U.S.–China trade tensions, focusing instead on the dovish tone struck by central banks in the U.S., eurozone and Japan following the late-2018 global stock market selloff.

Over the 12-month period ended December 31, 2019, the fund recorded a total return of 7.66%. This result outpaced the Bloomberg Barclays Global Aggregate Index, a measure of global investment-grade (rated BBB/Baa and above) fixed income markets, which rose 6.84%. See the table below for longer term results.

The fund paid dividends of 9 cents in March and 10 cents a share in June, September and December, as well as a capital gain of 7 cents a share in December. Fund investors who reinvested their dividends and capital gain earned an income return of 2.04%, while the figure was 2.03% for those who took dividends in cash.

Sector/industry allocation helped results relative to the market index, as did careful security selection and the fund’s chosen exposure to countries. Investments in government bonds from Greece and Mexico were the largest individual contributors to results relative to the benchmark for the 12-month period ended December 31, 2019; Argentine government bonds were among the larger individual detractors.

Overall currency positioning was also helpful, with exposure to the euro and Mexican peso both meaningful positives. The portfolio’s currency positioning is managed by emphasizing bonds issued in particular currencies our analysts favor — sometimes using derivatives such as forward currency contracts to increase or decrease currency exposures. Similarly, interest rate swaps can help the fund to gain more precisely targeted exposures to interest rates in specific countries.

Unlike some competitor funds, Capital World Bond Fund’s approach is relatively

Results at a glance

For periods ended December 31, 2019, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime[1]
Capital World Bond Fund (Class A shares)	1.18%	7.66%	2.19%	2.65%	5.92%
Bloomberg Barclays Global Aggregate Index[2]	1.20	6.84	2.31	2.48	5.86
Lipper Global Income Funds Average[3]	1.71	8.19	2.51	3.14	6.13

[1]	Since August 4, 1987.
[2]	Bloomberg Barclays source: Bloomberg Index Services Ltd. The Bloomberg Barclays Global Aggregate Index began on December 31, 1989. For the period of August 4, 1987, to December 31, 1989, the FTSE World Government Bond Index was used. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. FTSE data: © 2020 FTSE Index LLC. All rights reserved.
[3]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

Capital World Bond Fund	1

cautious and diversified. The fund’s 12-month result was in line with the Lipper Global Income Funds Average, a peer-group measure, which gained 8.19%. As a category, “Global Income” includes a broad spectrum of funds, such as those with substantial investments in high-yield (rated BB/Ba and below) bonds, for example.

United States

The economy began 2019 strongly, notching 3.1% growth in the first quarter. However, weakness in manufacturing, uncertainty around trade policy and tepid inflation soon took a toll on activity.

In response, the U.S. Federal Reserve cut interest rates in July 2019 — the first cut in over a decade. By October, the third cut of the year had left the fed funds target rate at a range of 1.50%–1.75%. The Fed also announced it would add about $400 billion of liquidity to the banking system.

Portfolio managers trimmed holdings of nominal Treasuries during the 12-month period ended December 31, 2019. At the same time, we increased investments in Treasury Inflation-Protected Securities (TIPS) amid attractive valuations. To bolster portfolio diversification, exposure to agency pass-through mortgage securities was also increased. Excluding cash, U.S. dollar-denominated debt accounted for 41.3% of the fund’s portfolio as of December 31, before currency hedging. This amount included 15.4% in Treasury bonds and notes.

Europe

Faced with weaker than expected economic data and elevated trade tensions, the European Central Bank (ECB) announced comprehensive monetary stimulus in September 2019. The total package included rate cuts, a radical change to its forward guidance, and the resumption of an open-ended bond buying program (also known as quantitative easing, or QE).

The yield (which moves inversely to price) on the 10-year German bund declined by 0.44 percentage points, ending the 12-month period at –0.19%; the euro rallied at year-end, but still finished 2019 down 1.8% against the U.S. dollar.

Investments in eurozone government bonds accounted for 11.6% of the fund’s portfolio (before currency hedging) as of December 31. Portfolio managers reduced holdings of government bonds from Germany while adding to investments in Italy and Greece. The resumption of bond buying by the ECB helped lift bonds broadly. Yields for 10-year Greek government bonds declined nearly three percentage points in 2019.

Other developed markets

In Japan, the central bank continued to hold policy rates steady. At year-end, both the Bank of Japan and the market appeared to be weighing the impact of a higher sales tax (which became effective in the third quarter of 2019) on domestic consumption. Perhaps suggesting monetary policy is reaching its limits, Japan’s cabinet approved a $122 billion fiscal stimulus package in December 2019, its first since 2016.

Yields for 10-year Japanese government bonds were slightly negative at year-end. Given the prevalence of sub- and near-zero yields among Japanese bonds, the

2	Capital World Bond Fund

fund’s exposure to Japan remains less than that of the index. As of December 31, Japanese government bonds accounted for 12.1% of the fund’s portfolio, before currency hedging.

Developing markets

Emerging markets bonds fared well in 2019, notching double-digit gains overall. We increased investments in Chinese bonds, which offered good relative value amid the broader bond market rally.

Alongside China, India and South Africa were among the fund portfolio’s larger holdings as of December 31.

Looking ahead

As we enter 2020, it’s seeming more likely that recent weakness resulted from a “mini-cycle” slowdown in the industrial part of the global economy. Specifically, we witnessed lackluster capital expenditure and a buildup of inventories (as can occur from time to time) amid uncertainty around trade. Recent progress in the initial phase of a U.S.-China trade deal could, therefore, help global activity bounce back.

Certainly, the demand side of the global economy remains in good shape: In many places, income and consumer spending measures are healthy, while unemployment rates are close to multi-decade lows.

This creates an environment in which there is great potential for wage growth, an important ingredient of inflation.

Consequently, we see good opportunities in inflation-linked bonds from Japan, the eurozone, as well as U.S. TIPS (despite the strong rally in 2019). Inflation-linked bonds also offer some other potential portfolio benefits. One of the main factors that may cause a central bank to unexpectedly raise rates is inflation. In that scenario, for example, TIPS may fare relatively well, offsetting weakness in other parts of the global bond market. Inflation-linked bonds could also do well in countries, like Japan, that turn to government spending to help boost growth.

Broadly, we think bond yields may remain fairly steady well into 2020, and that the U.S. dollar may weaken a little. With valuations elevated, however, we think a degree of caution is warranted.

In some parts of the global bond market, investors aren’t being especially well compensated for the risks entailed. Volatility may also pick up ahead of the U.S. elections in November and the end of Brexit’s transition period on December 31. Flexible management of exposure to interest rates — as well as currencies, countries and sectors — is a hallmark of this fund’s approach. The fund also makes use of derivatives to achieve more targeted exposures, for example, when we think a bond market represents attractive value, but currency weakness is a concern.

To ensure the fund makes best use of this flexibility, the global team of investment professionals — including Andrew Cormack, the most recent addition to the fund’s portfolio manager line up — now meets two or three times a year to discuss asset allocation, currencies, risk and relative value.

This enhancement has already had a profound and dynamic impact on portfolio construction. Amid attractive valuations in early 2019, for instance, we increased exposures to interest rates, emerging markets and corporate debt. In our view, this positioning offered a favorable combination of return potential and offsetting risks. Then, following a substantial broad-based rally, we reduced exposure to rates while also trimming investments in emerging markets and corporates.

Thank you for your continued commitment to our risk-disciplined and long-term approach to global bond investing.

We look forward to reporting to you again in 12 months.

Cordially,

Thomas H. Høgh

President

February 13, 2020

For current information about the fund, visit capitalgroup.com.

Capital World Bond Fund	3

The value of a long-term perspective

How a hypothetical $10,000 investment has grown over the fund’s lifetime.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2 Investing for short periods makes losses more likely.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	With dividends and capital gains reinvested or interest compounded. Results of the FTSE World Government Bond Index are represented by the black line. FTSE data: © 2020 FTSE Index LLC. All rights reserved.
[4]	Bloomberg Barclays source: Bloomberg Index Services Ltd. Bloomberg Barclays Global Aggregate Index did not exist until December 31, 1989. For the period of August 4, 1987, through December 31, 1989, the FTSE World Government Bond Index results were used.
[5]	For the period of August 4, 1987, commencement of operations, through December 31, 1987.

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2019)*

	1 year	5 years	10 years

Class A shares	3.62%	1.41%	2.26%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.95% for Class A shares as of the prospectus dated March 1, 2020 (unaudited).

The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

4	Capital World Bond Fund

About your fund

Capital World Bond Fund offers shareholders a selection of global bonds that is unparalleled among the other fixed income funds of the American Funds family. It may invest in virtually any bond market in the world and in bonds denominated in any currency. This broad mandate allows the fund to seek a high level of total return through capital appreciation, through a wide range of income opportunities and from changing currency relationships.

Where the fund’s assets are invested ... and how those markets have done over the past year unaudited

			Bond market total returns[1]
	Capital World Bond Fund		12 months ended
	December 31, 2019		December 31, 2019
Currency weighting by country:	Before forward contracts	After forward contracts	In local currency		In U.S. dollars
United States[2]	46.0%	43.1%	9.0%		9.0%
EMU[3]	20.0	22.6	6.0		4.1
Japan	13.0	15.7	1.6		2.6
China	3.1	1.8	4.2	[4]	2.7	[4]
United Kingdom	2.3	4.6	7.8		12.2
Canada	2.0	2.0	6.9		12.6
Malaysia	1.9	1.7	9.1		10.2
Brazil	1.4	0.1	14.8	[4]	10.6	[4]
India	1.4	1.0	11.0	[4]	8.6	[4]
South Africa	1.3	0.7	10.2	[4]	13.4	[4]
Mexico	1.2	0.4	18.7		23.8
Norway	0.9	—	1.9		0.4
Poland	0.8	0.7	4.3		3.4
Israel	0.6	0.2	10.7		19.8
South Korea	0.6	0.8	4.0		0.3
Russian Federation	0.6	0.6	20.0		34.1
Indonesia	0.5	0.5	14.3		18.4
Ukraine	0.4	0.4	—	[5]	—	[5]
Nigeria	0.4	0.4	35.0	[4]	35.3	[4]
Colombia	0.3	0.2	9.4	[4]	8.2	[4]
Thailand	0.3	0.2	13.3		23.1
Australia	0.2	0.9	7.7		7.5
Egypt	0.2	0.2	—	[5]	—	[5]
Dominican Republic	0.2	0.2	10.7	[4]	3.7	[4]
Argentina	0.1	0.1	–35.9	[4]	-66.9	[4]
Chile	0.1	0.4	5.1		–3.0
Uruguay	0.1	0.1	10.5	[4]	–4.3	[4]
Turkey	0.1	0.1	35.0	[4]	20.7	[4]
Czech Republic	—	0.3	4.1		3.5

[1]	Bloomberg Barclays source: Bloomberg Index Services Ltd. Data source: Bloomberg Barclays Global Aggregate Index.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 10.4%.
[3]	Economic and Monetary Union (EMU) countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.
[4]	Data source: JP Morgan GBI–EM Broad Diversified Index.
[5]	This market is not included in the Bloomberg Barclays Global Aggregate Index or the JP Morgan GBI–EM Broad Diversified Index.

Currency weighting by region:	Before forward contracts	After forward contracts
United States	46.0%	43.1%
Europe	24.6	28.8
Asia/Pacific Basin	21.1	22.7
Other*	8.3	5.4

*	Argentina, Brazil, Canada, Chile, Colombia, Dominican Republic, Egypt, Ghana, Israel, Mexico, Nigeria, Peru, South Africa, Ukraine, Uruguay and Zambia.

Capital World Bond Fund	5

Summary investment portfolio December 31, 2019

Portfolio by type of security	Percent of net assets

	Percent of net assets
Bonds & notes of governments & government agencies outside the U.S.
Japan		12.06%
Eurozone*:
Italy	3.96%
Greece	3.11
France	1.34
Spain	1.07
Germany	1.05
Portugal	.51
Ireland	.29
Belgium	.14
Lithuania	.08
Netherlands	.05
Austria	.01	11.61
China		3.17
Malaysia		1.87
United Kingdom		1.76
India		1.49
Brazil		1.43
South Africa		1.39
Canada		1.33
Romania		1.29
Mexico		1.25
Indonesia		1.01
Other		10.80
		50.46%

*	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

6	Capital World Bond Fund

Bonds, notes & other debt instruments 92.97%	Principal amount (000)		Value (000)
Euros 18.24%
China (People’s Republic of) 0.125% 2026		€7,700	$8,608
French Republic O.A.T. 0.50% 2029		92,625	108,050
French Republic O.A.T. 0%–2.00% 2027–2066		69,105	84,841
Germany (Federal Republic of) 0% 2029		70,860	80,935
Germany (Federal Republic of) 0.10%–2.50% 2026–2048[1]		53,046	69,668
Greece (Hellenic Republic of) 3.45% 2024		58,235	73,369
Greece (Hellenic Republic of) 3.75% 2028		66,628	88,496
Greece (Hellenic Republic of) 3.875% 2029		127,835	173,184
Greece (Hellenic Republic of) 1.88%–4.20% 2025–2042		82,643	111,169
Italy (Republic of) 0.10% 2023[1]		115,014	130,678
Italy (Republic of) 2.80% 2028		190,374	241,833
Italy (Republic of) 3.00% 2029		58,330	75,421
Italy (Republic of) 1.35%–3.85% 2022–2049		90,700	112,098
Petróleos Mexicanos 3.125% 2020		3,710	4,267
Romania 4.625% 2049		71,220	98,860
Romania 2.50%–4.63% 2029–2049		65,355	82,865
Serbia (Republic of) 1.50% 2029		54,099	61,870
Spain (Kingdom of) 0.40%–2.70% 2022–2048		123,435	153,025
State Grid Europe Development (2014) PLC 1.50% 2022		1,325	1,530
State Grid Overseas Investment Ltd. 1.25%–2.13% 2022–2030		9,475	11,028
Other securities			844,345
			2,616,140

Japanese yen 13.00%
Bank of China/Tokyo 0.42% 2021		¥700,000	6,449
Export-Import Bank of India 0.59% 2022		2,300,000	21,087
Indonesia (Republic of) 0.54%–0.67% 2020–2022		1,700,000	15,655
Japan, Series 128, 0.10% 2021		7,203,350	66,526
Japan, Series 19, 0.10% 2024[1]		11,559,390	108,195
Japan, Series 18, 0.10% 2024[1]		11,113,750	103,870
Japan, Series 346, 0.10% 2027		30,890,300	288,494
Japan, Series 23, 0.10% 2028[1]		23,005,568	217,871
Japan, Series 356, 0.10% 2029		34,880,000	324,790
Japan, Series 24, 0.10% 2029[1]		9,554,647	90,486
Japan, Series 145, 1.70% 2033		8,945,000	99,995
Japan, Series 161, 0.60% 2037		8,835,600	86,607
Japan, Series 42, 1.70% 2044		8,978,850	108,775
Japan 0.10%–1.40% 2022–2048[1]		24,695,234	234,778
United Mexican States 0.62%–0.70% 2021–2022		2,600,000	24,030
Other securities			67,400
			1,865,008

Chinese yuan renminbi 3.11%
China (People’s Republic of), Series 1910, 3.86% 2049	CNY	1,000,550	147,518
China (People’s Republic of) 3.22%–3.29% 2025–2029		369,500	53,644
China Development Bank Corp., Series 1905, 3.48% 2029		1,047,600	148,007
China Development Bank Corp. 4.04%–4.69% 2023–2028		647,800	96,883
			446,052

British pounds 1.95%
Electricité de France SA 6.00% 2114		£700	1,535
United Kingdom 1.00%–4.25% 2020–2065		163,042	252,758
Other securities			26,119
			280,412

Malaysian ringgits 1.87%
Malaysia (Federation of), Series 0319, 3.478% 2024	MYR	339,970	84,096
Malaysia (Federation of), Series 0418, 4.893% 2038		342,985	95,566
Malaysia (Federation of) 3.73%–4.92% 2024–2048		346,250	88,707
			268,369

Brazilian reais 1.43%
Brazil (Federative Republic of) 0% 2020	BRL	565,200	139,028
Brazil (Federative Republic of) 0%–10.00% 2021–2029[1]		248,426	66,394
			205,422

Capital World Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Indian rupees 1.37%
India (Republic of) 6.97% 2026	INR	4,348,950	$61,611
India (Republic of) 6.79%–8.24% 2023–2029		8,001,090	115,549
Other securities			18,782
			195,942

Canadian dollars 1.34%
Canada 2.25% 2025	C$	171,210	135,726
Canada 0.75%–3.50% 2021–2048[1]		51,284	44,354
Other securities			12,576
			192,656

South African rand 1.33%
South Africa (Republic of) 8.00% 2030	ZAR	35,550	2,371
South Africa (Republic of), Series R-2044, 8.75% 2044		1,014,850	63,760
South Africa (Republic of), Series R-2048, 8.75% 2048		1,972,300	124,385
			190,516

Mexican pesos 1.24%
Petróleos Mexicanos 7.19%–7.47% 2024–2026	MXN	542,000	25,278
United Mexican States, Series M, 7.50% 2027		1,768,520	97,233
United Mexican States 5.75%–8.50% 2023–2029		979,995	55,052
Other securities			783
			178,346

Danish kroner 0.96%
Nykredit Realkredit AS, Series 01E, 1.50% 2040[2]	DKr	578,351	89,732
Other securities			48,125
			137,857

Norwegian kroner 0.93%
Norway (Kingdom of) 3.75% 2021	NKr	608,801	71,682
Norway (Kingdom of) 2.00% 2023		527,089	61,241
			132,923

Indonesian rupiah 0.53%
Indonesia (Republic of) 6.13%–8.75% 2024–2034	IDR	991,830,000	75,849

Romanian leu 0.03%
Romania 5.95% 2021	RON	15,000	3,630

U.S. dollars 41.29%
Banco do Brasil SA (Cayman) 3.875% 2022		$1,300	1,328
Bank of China Ltd. 3.50% 2027		3,100	3,210
China CITIC Bank International Ltd. 4.625% 2029 (UST Yield Curve Rate T Note Constant Maturity 5-year + 2.25% on 2/28/2024)[3]		5,800	6,040
China Construction Bank Corp. 4.25% 2029 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.88% on 2/27/2024)[3]		2,000	2,099
Comision Federal de Electricidad 4.75%–4.88% 2024–2027[4]		3,870	4,164
Dianjian Haiyu Ltd. 3.50%–4.30% 2049[3]		4,723	4,774
Dianjian International Finance Ltd., 4.60% (UST Yield Curve Rate T Note Constant Maturity 5-year + 6.933% on 7/19/2023)[3]		3,242	3,352
Electricité de France SA 3.63%–5.00% 2025–2048[4]		11,217	12,859
Equinor ASA 3.25%–3.63% 2028–2049		10,703	11,535
Fannie Mae Pool #MA3692 3.50% 2049[2]		134,511	138,233
Fannie Mae 0%–7.00% 2022–2049[2,5]		185,603	193,070
Freddie Mac Pool #ZT1545 4.00% 2048[2]		115,769	120,554
Freddie Mac 0%–4.00% 2026–2049[2,5]		94,092	97,047
Government National Mortgage Assn. Pool #MA5987 4.50% 2049[2]		56,830	59,598
Indonesia (Republic of) 3.38%–6.75% 2022–2044[4]		42,600	46,487
Leader Goal International Ltd. 4.25%[3]		1,800	1,841
Petrobras Global Finance Co. 8.75% 2026		650	836
Petróleos Mexicanos 6.35% 2048		3,571	3,458
PT Indonesia Asahan Aluminium Tbk 5.23%–6.76% 2021–2048[4]		5,785	6,512
South Africa (Republic of) 5.50% 2020		9,300	9,362
State Grid Overseas Investment Ltd. 3.50% 2027[4]		28,850	30,214
Statoil ASA 3.25% 2024		1,050	1,106

8	Capital World Bond Fund

	Principal amount (000)	Value (000)
U.S. Treasury 1.50% 2021	$126,000	$125,820
U.S. Treasury 2.50% 2023	75,300	77,373
U.S. Treasury 1.50% 2024	255,150	253,106
U.S. Treasury 2.25% 2024[6]	141,000	144,415
U.S. Treasury 2.75% 2025	68,290	71,950
U.S. Treasury 2.25% 2027[6]	88,200	90,728
U.S. Treasury 2.75% 2028[6]	75,816	80,751
U.S. Treasury 1.625% 2029	90,520	88,176
U.S. Treasury 1.25%–4.38% 2020–2049[6]	476,133	490,420
U.S. Treasury Inflation-Protected Security 0.25% 2029[1]	71,526	72,318
U.S. Treasury Inflation-Protected Security 0.875% 2029[1,6]	419,506	445,730
U.S. Treasury Inflation-Protected Security 1.00% 2049[1,6]	154,134	171,556
U.S. Treasury Inflation-Protected Securities 0.38%–2.38% 2025–2047[1,6]	80,959	90,331
United Mexican States 3.75%–4.75% 2028–2044	2,760	2,949
Other securities		2,960,505
		5,923,807

Other 4.35%
Other securities		624,087

Total bonds, notes & other debt instruments (cost: $12,983,400,000)		13,337,016

Convertible bonds 0.00%
U.S. dollars 0.00%
Other securities		40

Total convertible bonds (cost: $32,000)		40

Convertible stocks 0.02%	Shares
U.S. dollars 0.02%
Other securities		2,741

Total convertible stocks (cost: $2,640,000)		2,741

Common stocks 0.04%
U.S. dollars 0.04%
Other securities		5,870

Total common stocks (cost: $9,683,000)		5,870

Rights & warrants 0.00%
U.S. dollars 0.00%
Other securities		650

Total rights & warrants (cost: $1,822,000)		650

Short-term securities 6.33%
Money market investments 4.04%
Capital Group Central Cash Fund 1.73%[7]	5,801,873	580,187

Capital World Bond Fund	9

Short-term securities (continued)	Principal amount (000)		Value (000)
Other short-term securities 2.29%
Canadian Treasury Bills 1.67%–1.68% due 9/17/2020–10/15/2020	C$	129,040	$98,078
Greek Treasury Bills (0.05%)–0.10% due 1/31/2020–6/5/2020		€63,325	71,084
Italian Treasury Bill (0.28)% due 5/14/2020		39,080	43,880
Other securities			115,060
			328,102

Total short-term securities (cost: $911,757,000)			908,289
Total investment securities 99.36% (cost: $13,909,334,000)			14,254,606
Other assets less liabilities 0.64%			91,543

Net assets 100.00%			$14,346,149

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities that were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities that were valued under fair value procedures was $7,192,000, which represented .05% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $18,635,000, which represented .13% of the net assets of the fund. One security in “Other securities” (with a value of $154,000, an aggregate cost of $670,000, and which represented less than .01% of the net assets of the fund) was acquired on 8/31/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [8]	Value at 12/31/2019 (000) [9]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year Euro-Schatz Futures	Long	247	March 2020	€24,700	$31,004	$(11)
2 Year U.S. Treasury Note Futures	Long	2,484	April 2020	$496,800	535,302	(295)
5 Year Euro-Bobl Futures	Long	215	March 2020	€21,500	32,227	(106)
5 Year U.S. Treasury Note Futures	Long	8,809	April 2020	$880,900	1,044,830	(3,956)
10 Year Euro-Bund Futures	Short	535	March 2020	€(53,500)	(102,313)	438
10 Year U.S. Treasury Note Futures	Long	1,417	March 2020	$141,700	181,974	(1,581)
10 Year Ultra U.S. Treasury Note Futures	Short	1,196	March 2020	(119,600)	(168,281)	1,775
20 Year U.S. Treasury Bond Futures	Long	268	March 2020	26,800	41,783	(965)
30 Year Euro-Buxl Futures	Long	226	March 2020	€22,600	50,290	(1,398)
30 Year Ultra U.S. Treasury Bond Futures	Short	17	March 2020	$(1,700)	(3,088)	(5)
						$(6,104)

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
AUD57,400	USD39,352	Goldman Sachs	1/6/2020	$935
EUR43,025	USD47,762	JPMorgan Chase	1/6/2020	518
EUR9,725	USD10,813	Standard Chartered Bank	1/6/2020	99
NOK3,180	EUR314	Standard Chartered Bank	1/6/2020	10
THB386	USD13	JPMorgan Chase	1/6/2020	— [10]
USD56,173	ILS194,000	JPMorgan Chase	1/6/2020	(20)
USD2,627	CNH18,500	HSBC Bank	1/6/2020	(30)
USD2,983	EUR2,700	Barclays Bank PLC	1/6/2020	(47)
USD7,511	EUR6,785	Barclays Bank PLC	1/6/2020	(103)
USD17,375	EUR15,652	JPMorgan Chase	1/6/2020	(188)
USD19,206	ZAR284,000	Citibank	1/6/2020	(1,055)
USD57,118	JPY6,193,000	UBS AG	1/7/2020	98
ILS49,100	USD14,186	UBS AG	1/7/2020	37

10	Capital World Bond Fund

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
EUR420	USD463	JPMorgan Chase	1/7/2020	$9
USD1,098	ILS3,800	UBS AG	1/7/2020	(3)
USD467	EUR420	Standard Chartered Bank	1/7/2020	(4)
USD384	CAD510	HSBC Bank	1/7/2020	(9)
USD873	ZAR12,950	JPMorgan Chase	1/7/2020	(51)
USD4,886	EUR4,400	Bank of New York Mellon	1/7/2020	(52)
USD5,581	EUR5,060	Bank of New York Mellon	1/7/2020	(98)
USD11,735	CNH82,630	HSBC Bank	1/7/2020	(134)
JPY8,124,000	USD75,063	JPMorgan Chase	1/7/2020	(263)
USD4,875	ZAR72,360	Morgan Stanley	1/7/2020	(286)
USD15,732	MXN310,000	Goldman Sachs	1/7/2020	(648)
USD76,786	EUR69,450	HSBC Bank	1/7/2020	(1,150)
USD25,596	ZAR376,900	Bank of America	1/7/2020	(1,290)
USD31,375	ZAR465,000	JPMorgan Chase	1/7/2020	(1,796)
EUR34,300	USD38,276	Citibank	1/8/2020	218
CZK881,200	EUR34,503	Goldman Sachs	1/8/2020	150
USD51,172	JPY5,551,730	Citibank	1/8/2020	53
EUR45	USD50	Bank of New York Mellon	1/8/2020	1
USD4,451	EUR3,998	JPMorgan Chase	1/8/2020	(36)
USD8,418	CNH59,400	HSBC Bank	1/8/2020	(114)
USD38,081	EUR34,300	Goldman Sachs	1/8/2020	(413)
AUD44,250	USD30,213	Citibank	1/9/2020	846
EUR28,288	USD31,453	Morgan Stanley	1/9/2020	295
GBP14,030	USD18,456	Bank of America	1/9/2020	133
KRW4,419,640	USD3,710	JPMorgan Chase	1/9/2020	112
KRW9,798,260	USD8,383	Citibank	1/9/2020	91
USD23,205	INR1,674,950	JPMorgan Chase	1/9/2020	(241)
USD39,906	EUR35,890	Morgan Stanley	1/9/2020	(374)
USD35,695	BRL150,210	Goldman Sachs	1/9/2020	(1,632)
CLP68,482,000	USD86,103	Morgan Stanley	1/10/2020	4,985
USD40,381	CLP30,355,950	Goldman Sachs	1/10/2020	4
USD8,294	INR592,250	JPMorgan Chase	1/10/2020	4
USD15,722	CLP12,620,000	Citibank	1/10/2020	(1,064)
EUR171,850	USD190,793	HSBC Bank	1/13/2020	2,131
GBP36,418	USD47,957	Bank of America	1/13/2020	300
EUR22,903	USD25,566	Citibank	1/13/2020	146
USD5,228	GBP3,970	Bank of America	1/13/2020	(33)
USD4,138	EUR3,720	Standard Chartered Bank	1/13/2020	(38)
USD932	ZAR13,651	Morgan Stanley	1/13/2020	(41)
USD19,814	THB600,600	Standard Chartered Bank	1/13/2020	(243)
USD48,468	EUR43,656	HSBC Bank	1/13/2020	(541)
JPY3,036,000	USD28,051	Citibank	1/14/2020	(87)
USD8,664	EUR7,800	Bank of New York Mellon	1/14/2020	(93)
EUR127,095	USD141,943	Barclays Bank PLC	1/15/2020	755
KRW13,437,300	USD11,557	Standard Chartered Bank	1/15/2020	67
USD126	GBP95	JPMorgan Chase	1/15/2020	— [10]
JPY222,373	EUR1,840	Morgan Stanley	1/15/2020	(18)
EUR13,861	PLN59,475	JPMorgan Chase	1/15/2020	(114)
USD29,759	EUR26,653	Bank of New York Mellon	1/15/2020	(166)
GBP81,030	EUR95,909	Goldman Sachs	1/15/2020	(304)
USD63,859	EUR57,203	Citibank	1/15/2020	(367)
GBP53,610	USD70,460	Bank of New York Mellon	1/16/2020	585
GBP46,840	USD61,583	Bank of New York Mellon	1/16/2020	490
JPY17,237,908	USD158,366	Citibank	1/16/2020	428
ILS80,100	USD22,946	Bank of America	1/16/2020	268
EUR25,680	USD28,628	Bank of New York Mellon	1/16/2020	207
KRW12,321,400	USD10,489	Standard Chartered Bank	1/16/2020	170
JPY4,767,040	USD43,803	Bank of New York Mellon	1/16/2020	110
CHF5,200	USD5,298	Citibank	1/16/2020	81
CAD3,760	USD2,855	JPMorgan Chase	1/16/2020	41
USD6,950	GBP5,279	Barclays Bank PLC	1/16/2020	(46)
USD10,942	GBP8,310	HSBC Bank	1/16/2020	(71)

Capital World Bond Fund	11

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
USD10,053	EUR9,018	Bank of New York Mellon	1/16/2020	$(73)
USD33,875	ILS117,650	UBS AG	1/16/2020	(221)
USD40,684	MXN779,600	Citibank	1/16/2020	(448)
EUR114,615	NOK1,161,100	Bank of America	1/16/2020	(3,570)
JPY7,262,720	USD66,445	Barclays Bank PLC	1/17/2020	462
EUR47,680	USD53,334	Bank of America	1/17/2020	206
EUR33,980	USD38,014	Citibank	1/17/2020	142
EUR17,100	USD19,143	Standard Chartered Bank	1/17/2020	59
USD2,056	CNH14,390	Standard Chartered Bank	1/17/2020	(11)
USD5,595	EUR5,000	Barclays Bank PLC	1/17/2020	(19)
USD100,929	EUR90,190	Barclays Bank PLC	1/17/2020	(347)
AUD112,700	USD77,715	Citibank	1/21/2020	1,416
MXN702,574	USD36,931	Standard Chartered Bank	1/21/2020	106
USD42,772	MXN812,080	UBS AG	1/21/2020	(39)
USD26,533	MYR109,940	HSBC Bank	1/21/2020	(325)
GBP29,000	USD38,784	Standard Chartered Bank	1/21/2020	(346)
JPY10,175,720	USD93,109	Goldman Sachs	1/23/2020	665
EUR58,344	USD65,267	Citibank	1/23/2020	275
USD19,129	INR1,360,800	HSBC Bank	1/23/2020	109
USD19,547	MXN371,200	UBS AG	1/23/2020	(15)
USD17,685	CNH123,800	JPMorgan Chase	1/23/2020	(91)
USD60,483	CNH423,850	UBS AG	1/23/2020	(376)
USD205,340	EUR183,561	Citibank	1/23/2020	(864)
USD9,642	COP32,040,000	Citibank	1/24/2020	(96)
USD39,350	AUD57,330	Citibank	1/24/2020	(907)
EUR282,163	USD314,565	Standard Chartered Bank	1/27/2020	2,486
JPY2,404,970	USD22,014	Standard Chartered Bank	1/27/2020	154
USD2,347	CAD3,077	Bank of New York Mellon	1/27/2020	(22)
USD2,615	EUR2,355	JPMorgan Chase	1/27/2020	(31)
USD3,109	EUR2,800	JPMorgan Chase	1/27/2020	(37)
USD5,778	BRL23,600	JPMorgan Chase	1/27/2020	(84)
USD142,147	EUR127,458	JPMorgan Chase	1/27/2020	(1,070)
USD5,286	IDR74,142,490	JPMorgan Chase	1/28/2020	(41)
EUR27,650	USD30,875	Standard Chartered Bank	1/30/2020	200
USD1,472	CLP1,103,150	JPMorgan Chase	2/6/2020	5
CLP2,210,080	USD2,990	Goldman Sachs	2/6/2020	(49)
CNH297,700	USD42,065	Standard Chartered Bank	2/10/2020	662
CNH122,300	USD17,356	Standard Chartered Bank	2/10/2020	197
USD21,011	CNH148,200	HSBC Bank	2/10/2020	(259)
USD115,719	CNH827,150	Standard Chartered Bank	2/10/2020	(2,996)
USD2,794	EUR2,510	JPMorgan Chase	2/25/2020	(32)
USD36,209	MXN717,270	JPMorgan Chase	3/4/2020	(1,366)
EUR154,890	USD173,471	HSBC Bank	3/17/2020	1,113
EUR14,410	USD16,155	Standard Chartered Bank	3/17/2020	87
EUR6,000	USD6,721	Citibank	3/18/2020	42
NOK24,015	CAD3,500	JPMorgan Chase	3/18/2020	40
CZK230,387	EUR9,000	Citibank	3/18/2020	20
SEK20,907	EUR2,000	JPMorgan Chase	3/18/2020	(14)
USD5,284	NZD8,000	Bank of America	3/18/2020	(107)
USD6,196	AUD9,000	Bank of America	3/18/2020	(132)
USD1,065	EUR910	JPMorgan Chase	3/20/2020	39
USD23,221	EUR20,095	Bank of America	3/26/2020	558
EUR12,895	USD14,436	HSBC Bank	3/26/2020	107
USD2,099	EUR1,815	JPMorgan Chase	3/26/2020	52
USD261	BRL1,100	JPMorgan Chase	3/31/2020	(12)
USD10,092	BRL40,000	JPMorgan Chase	4/1/2020	188
USD2,844	BRL11,600	JPMorgan Chase	4/1/2020	(28)
USD4,329	BRL17,700	JPMorgan Chase	4/1/2020	(53)
USD20,378	BRL83,000	JPMorgan Chase	4/1/2020	(172)
USD99,956	BRL411,800	JPMorgan Chase	4/1/2020	(2,000)
USD6,556	EUR5,839	Standard Chartered Bank	6/12/2020	(62)
				$(5,811)

12	Capital World Bond Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)		Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
1.555%	U.S. EFFR	1/29/2020		$314,400	$1	$—	$1
1.538%	U.S. EFFR	1/29/2020		307,700	(3)	—	(3)
1.5365%	U.S. EFFR	1/29/2020		207,500	(3)	—	(3)
1.535%	U.S. EFFR	1/29/2020		217,600	(3)	—	(3)
U.S. EFFR	1.558%	3/18/2020		535,000	4	—	4
U.S. EFFR	1.56%	3/18/2020		535,000	3	—	3
1.5435%	U.S. EFFR	4/29/2020		624,700	(7)	—	(7)
1.535%	U.S. EFFR	4/29/2020		625,300	(13)	—	(13)
2.354%	U.S. EFFR	2/8/2021		23,500	209	—	209
2.103%	U.S. EFFR	3/28/2021		35,000	233	—	233
3-month USD-LIBOR	2.312%	5/23/2021		35,000	(287)	—	(287)
1.5055%	3-month USD-LIBOR	8/19/2021		25,000	(78)	—	(78)
3-month CZK-PRIBOR	2.00%	10/22/2021	CZK	1,000,000	84	—	84
0.385%	6-month HUF-BUBOR	10/22/2021	HUF	10,000,000	(40)	—	(40)
1.355%	U.S. EFFR	10/24/2021		$6,600	(11)	—	(11)
1.339%	U.S. EFFR	10/24/2021		12,000	(24)	—	(24)
1.332%	U.S. EFFR	11/4/2021		17,000	(35)	—	(35)
1.71375%	3-month Canada BA	6/3/2022	C$	50,000	(266)	—	(266)
3-month USD-LIBOR	1.8805%	6/5/2022		$67,000	(331)	—	(331)
1.426%	3-month NZD-BBR-FRA	6/6/2022	NZ$	50,000	122	—	122
3-month USD-LIBOR	1.8402%	6/6/2022		$33,000	(132)	—	(132)
1.956%	3-month Canada BA	12/11/2022	C$	19,000	(25)	—	(25)
1.2482%	3-month NZD-BBR-FRA	12/13/2022	NZ$	22,000	(24)	—	(24)
1.1308%	6-month GBP-LIBOR	1/11/2023		£26,600	323	—	323
(0.279)%	3-month EURIBOR	10/24/2023		€45,000	(86)	—	(86)
3-month USD-LIBOR	2.18075%	3/29/2024		$9,100	(179)	—	(179)
3-month USD-LIBOR	2.194%	3/29/2024		9,200	(186)	—	(186)
3-month USD-LIBOR	2.21875%	3/29/2024		9,700	(206)	—	(206)
3-month USD-LIBOR	2.221%	4/1/2024		9,000	(192)	—	(192)
3-month USD-LIBOR	1.7935%	7/12/2024		14,600	(51)	—	(51)
(0.0955)%	6-month EURIBOR	7/22/2024		€347,700	(839)	—	(839)
(0.1262)%	6-month EURIBOR	7/25/2024		18,220	(57)	—	(57)
(0.1667)%	6-month EURIBOR	7/29/2024		36,560	(150)	—	(150)
(0.356)%	6-month EURIBOR	8/9/2024		330,000	(2,812)	—	(2,812)
1.3798%	6-month GBP-LIBOR	1/11/2028		£18,350	782	—	782
0.37855%	6-month JPY-LIBOR	10/12/2028		¥4,200,000	934	—	934
U.S. EFFR	2.398%	2/8/2029		$5,000	(329)	—	(329)
3-month USD-LIBOR	2.3665%	3/27/2029		7,700	(332)	—	(332)
3-month USD-LIBOR	1.412%	8/19/2029		3,700	154	—	154
6-month HUF-BUBOR	1.36%	10/22/2029	HUF	2,000,000	106	—	106
6-month HUF-BUBOR	1.39%	11/11/2029		12,410,000	563	—	563
6-month PLN-WIBOR	1.90%	11/12/2029	PLN	163,600	(135)	—	(135)
6-month PLN-WIBOR	1.88%	11/20/2029		163,280	(56)	—	(56)
1.5598%	6-month GBP-LIBOR	1/11/2038		£10,700	1,049	—	1,049
3-month USD-LIBOR	2.0105%	12/18/2049		$16,600	313	—	313
						$—	$(2,012)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront receipts (000)	Unrealized appreciation at 12/31/2019 (000)
1.00%/Quarterly	CDX.NA.IG.33	12/20/2024	$859,360	$22,280	$17,484	$4,796

Capital World Bond Fund	13

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Step bond; coupon rate may change at a later date.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,201,261,000, which represented 8.37% of the net assets of the fund.
[5]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $47,260,000, which represented .33% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2019.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.
[10]	Amount less than one thousand.

Key to abbreviations and symbols

AUD = Australian dollars

BA = Banker’s acceptances

BBR = Bank Base Rate

BRL = Brazilian reais

BUBOR = Budapest Interbank Offered Rate

CAD/C$ = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DKr = Danish kroner

EFFR = Effective Federal Funds Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP/£ = British pounds

HUF = Hungarian forints

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK/NKr = Norwegian kroner

NZD/NZ$ = New Zealand dollars

PLN = Polish zloty

PRIBOR = Prague Interbank Offered Rate

RON = Romanian leu

SEK = Swedish kronor

THB = Thai baht

USD/$ = U.S. dollars

WIBOR = Warsaw Interbank Offer Rate

ZAR = South African rand

See notes to financial statements.

14	Capital World Bond Fund

Financial statements

Statement of assets and liabilities
at December 31, 2019	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $13,909,334)		$14,254,606
Cash		1,485
Cash denominated in currencies other than U.S. dollars (cost: $4,729)		4,489
Unrealized appreciation on open forward currency contracts		23,767
Receivables for:
Sales of investments	$65,270
Sales of fund’s shares	20,593
Dividends and interest	121,173
Closed forward currency contracts	3,495
Variation margin on futures contracts	964
Variation margin on swap contracts	1,600
Other	1,292	214,387
		14,498,734
Liabilities:
Unrealized depreciation on open forward currency contracts		29,578
Payables for:
Purchases of investments	99,986
Repurchases of fund’s shares	8,680
Investment advisory services	5,217
Services provided by related parties	2,486
Trustees’ deferred compensation	224
Closed forward currency contracts	1,069
Variation margin on futures contracts	1,341
Variation margin on swap contracts	1,995
Other	2,009	123,007
Net assets at December 31, 2019		$14,346,149

Net assets consist of:
Capital paid in on shares of beneficial interest		$14,075,471
Total distributable earnings		270,678
Net assets at December 31, 2019		$14,346,149

See notes to financial statements.

Capital World Bond Fund	15

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (708,508 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$5,668,347	279,786		$20.26
Class C	177,839	8,932		19.91
Class T	11	—	*	20.26
Class F-1	209,144	10,348		20.21
Class F-2	932,250	46,083		20.23
Class F-3	2,246,283	110,958		20.24
Class 529-A	299,331	14,732		20.32
Class 529-C	55,296	2,755		20.07
Class 529-E	14,171	702		20.18
Class 529-T	11	1		20.26
Class 529-F-1	39,963	1,980		20.19
Class R-1	7,244	361		20.05
Class R-2	109,329	5,458		20.03
Class R-2E	7,109	352		20.21
Class R-3	138,236	6,834		20.23
Class R-4	88,366	4,364		20.25
Class R-5E	7,757	383		20.23
Class R-5	51,947	2,562		20.27
Class R-6	4,293,515	211,917		20.26

*	Amount less than one thousand.

See notes to financial statements.

16	Capital World Bond Fund

Statement of operations
for the year ended December 31, 2019	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $2,163)	$427,416
Dividends	10,073	$437,489
Fees and expenses*:
Investment advisory services	60,191
Distribution services	20,193
Transfer agent services	15,785
Administrative services	4,399
Reports to shareholders	1,026
Registration statement and prospectus	580
Trustees’ compensation	102
Auditing and legal	199
Custodian	1,439
Other	423	104,337
Net investment income		333,152

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $1,245)	155,894
Futures contracts	69,067
Forward currency contracts	(24,389)
Swap contracts	9,953
Currency transactions	(13,561)	196,964
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $1,402)	584,606
Futures contracts	(21,746)
Forward currency contracts	(45,028)
Swap contracts	1,802
Currency translations	1,027	520,661
Net realized gain and unrealized appreciation		717,625

Net increase in net assets resulting from operations		$1,050,777

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended December 31,
	2019	2018
Operations:
Net investment income	$333,152	$317,102
Net realized gain (loss)	196,964	(192,356)
Net unrealized appreciation (depreciation)	520,661	(317,025)
Net increase (decrease) in net assets resulting from operations	1,050,777	(192,279)

Distributions paid to shareholders	(343,762)	(301,665)

Net capital share transactions	474,218	939,832

Total increase in net assets	1,181,233	445,888

Net assets:
Beginning of year	13,164,916	12,719,028
End of year	$14,346,149	$13,164,916

See notes to financial statements.

Capital World Bond Fund	17

Notes to financial statements

1. Organization

Capital World Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

18	Capital World Bond Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Capital World Bond Fund	19

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$2,616,140	$—	$2,616,140
Japanese yen	—	1,865,008	—	1,865,008
Chinese yuan renminbi	—	446,052	—	446,052
British pounds	—	280,412	—	280,412
Malaysian ringgits	—	268,369	—	268,369
Brazilian reais	—	205,422	—	205,422
Indian rupees	—	195,942	—	195,942
Canadian dollars	—	192,656	—	192,656
South African rand	—	190,516	—	190,516
Mexican pesos	—	178,346	—	178,346
U.S. dollars	—	5,920,853	2,954	5,923,807
Other	—	974,346	—	974,346
Convertible bonds	—	40	—	40
Convertible stocks	—	—	2,741	2,741
Common stocks	5,023	836	11	5,870
Rights & warrants	—	—	650	650
Short-term securities	580,187	328,102	—	908,289
Total	$585,210	$13,663,040	$6,356	$14,254,606

20	Capital World Bond Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,213	$—	$—	$2,213
Unrealized appreciation on open forward currency contracts	—	23,767	—	23,767
Unrealized appreciation on interest rate swaps	—	4,880	—	4,880
Unrealized appreciation on credit default swaps	—	4,796	—	4,796
Liabilities:
Unrealized depreciation on futures contracts	(8,317)	—	—	(8,317)
Unrealized depreciation on open forward currency contracts	—	(29,578)	—	(29,578)
Unrealized depreciation on interest rate swaps	—	(6,892)	—	(6,892)
Total	$(6,104)	$(3,027)	$—	$(9,131)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality

Capital World Bond Fund	21

debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small

22	Capital World Bond Fund

number of issuers, if it were to do so, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $2,932,541,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $4,338,049,000.

Capital World Bond Fund	23

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $4,355,683,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $498,007,000.

24	Capital World Bond Fund

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, December 31, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$2,213	Unrealized depreciation*	$8,317
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	23,767	Unrealized depreciation on open forward currency contracts	29,578
Forward currency	Currency	Receivables for closed forward currency contracts	3,495	Payables for closed forward currency contracts	1,069
Swap	Interest	Unrealized appreciation*	4,880	Unrealized depreciation*	6,892
Swap	Credit	Unrealized appreciation*	4,796	Unrealized depreciation*	—
			$39,151		$45,856

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$69,067	Net unrealized depreciation on futures contracts	$(21,746)
Forward currency	Currency	Net realized loss on forward currency contracts	(24,389)	Net unrealized depreciation on forward currency contracts	(45,028)
Swap	Interest	Net realized gain on swap contracts	5,603	Net unrealized depreciation on swap contracts	(2,994)
Swap	Credit	Net realized gain on swap contracts	4,350	Net unrealized appreciation on swap contracts	4,796
			$54,631		$(64,972)

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and future delivery contracts. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

Capital World Bond Fund	25

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2019, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$1,465	$(1,465)	$—	$—	$—
Bank of New York Mellon	1,393	(504)	—	—	889
Barclays Bank PLC	1,217	(562)	(473)	—	182
Citibank	3,758	(3,758)	—	—	—
Goldman Sachs	1,754	(1,754)	—	—	—
HSBC Bank	3,460	(2,633)	(730)	—	97
JPMorgan Chase	4,503	(4,503)	—	—	—
Morgan Stanley	5,280	(719)	—	(4,561)	—
Standard Chartered Bank	4,297	(3,700)	—	—	597
UBS AG	135	(135)	—	—	—
Total	$27,262	$(19,733)	$(1,203)	$(4,561)	$1,765
Liabilities:
Bank of America	$5,132	$(1,465)	$(3,667)	$—	$—
Bank of New York Mellon	504	(504)	—	—	—
Barclays Bank PLC	562	(562)	—	—	—
Citibank	4,888	(3,758)	(1,130)	—	—
Goldman Sachs	3,046	(1,754)	(1,292)	—	—
HSBC Bank	2,633	(2,633)	—	—	—
JPMorgan Chase	8,809	(4,503)	(3,953)	—	353
Morgan Stanley	719	(719)	—	—	—
Standard Chartered Bank	3,700	(3,700)	—	—	—
UBS AG	654	(135)	—	—	519
Total	$30,647	$(19,733)	$(10,042)	$—	$872

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are

26	Capital World Bond Fund

distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2019, the fund reclassified $1,729,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $165,129,000.

As of December 31, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$3,623
Undistributed long-term capital gain	6,687
Late year ordinary loss deferral*	(36,207)
Gross unrealized appreciation on investments	550,798
Gross unrealized depreciation on investments	(218,225)
Net unrealized appreciation on investments	332,573
Cost of investments	13,895,418

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2019						Year ended December 31, 2018
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$116,029		$11,877		$127,906		$121,053		$—	$121,053
Class C	2,528		380		2,908		3,108		—	3,108
Class T	—	*	—	*	—	*	—	*	—	—	*
Class F-1	4,500		442		4,942		5,384		—	5,384
Class F-2	25,824		1,930		27,754		29,371		—	29,371
Class F-3	53,911		4,684		58,595		49,980		—	49,980
Class 529-A	6,004		628		6,632		6,215		—	6,215
Class 529-C	766		118		884		942		—	942
Class 529-E	270		30		300		289		—	289
Class 529-T	—	*	—	*	—	*	—	*	—	—	*
Class 529-F-1	900		84		984		877		—	877
Class R-1	100		16		116		108		—	108
Class R-2	1,588		234		1,822		1,707		—	1,707
Class R-2E	108		15		123		78		—	78
Class R-3	2,544		292		2,836		2,571		—	2,571
Class R-4	1,925		187		2,112		2,171		—	2,171
Class R-5E	144		16		160		53		—	53
Class R-5	1,688		110		1,798		1,999		—	1,999
Class R-6	95,063		8,827		103,890		75,759		—	75,759
Total	$313,892		$29,870		$343,762		$301,665		$—	$301,665

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.570% on the first $1 billion of daily net assets and decreasing to 0.360% on such assets in excess of $15 billion. For the year ended December 31, 2019, the investment advisory services fee was $60,191,000, which was equivalent to an annualized rate of 0.435% of average daily net assets.

Capital World Bond Fund	27

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee will be amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

28	Capital World Bond Fund

For the year ended December 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$14,467	$11,502		$1,134		Not applicable
Class C	1,929	401		79		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	553	411		89		Not applicable
Class F-2	Not applicable	1,485		465		Not applicable
Class F-3	Not applicable	381		851		Not applicable
Class 529-A	708	559		119		$196
Class 529-C	606	119		25		41
Class 529-E	71	12		6		10
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	74		16		26
Class R-1	73	12		3		Not applicable
Class R-2	839	413		45		Not applicable
Class R-2E	36	14		2		Not applicable
Class R-3	686	229		55		Not applicable
Class R-4	225	99		36		Not applicable
Class R-5E	Not applicable	9		2		Not applicable
Class R-5	Not applicable	43		29		Not applicable
Class R-6	Not applicable	22		1,443		Not applicable
Total class-specific expenses	$20,193	$15,785		$4,399		$273

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $102,000 in the fund’s statement of operations reflects $77,000 in current fees (either paid in cash or deferred) and a net increase of $25,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2019.

Capital World Bond Fund	29

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class A	$579,023	28,965	$126,446		6,285		$(822,413)	(41,185)	$(116,944)	(5,935)
Class C	19,661	1,002	2,884		146		(64,973)	(3,314)	(42,428)	(2,166)
Class T	—	—	—		—		—	—	—	—
Class F-1	38,903	1,954	4,842		242		(84,085)	(4,229)	(40,340)	(2,033)
Class F-2	356,498	17,910	27,246		1,358		(737,878)	(36,501)	(354,134)	(17,233)
Class F-3	487,865	24,423	57,536		2,862		(443,245)	(22,231)	102,156	5,054
Class 529-A	42,049	2,099	6,629		329		(57,179)	(2,848)	(8,501)	(420)
Class 529-C	7,507	381	884		44		(23,725)	(1,200)	(15,334)	(775)
Class 529-E	1,885	94	299		15		(3,501)	(176)	(1,317)	(67)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	7,712	387	984		49		(8,846)	(443)	(150)	(7)
Class R-1	1,611	81	115		5		(2,391)	(121)	(665)	(35)
Class R-2	22,261	1,130	1,822		91		(33,610)	(1,706)	(9,527)	(485)
Class R-2E	2,666	134	123		6		(969)	(49)	1,820	91
Class R-3	31,834	1,600	2,832		141		(35,166)	(1,762)	(500)	(21)
Class R-4	18,762	939	2,111		105		(28,276)	(1,419)	(7,403)	(375)
Class R-5E	5,602	282	159		8		(1,571)	(79)	4,190	211
Class R-5	15,292	768	1,798		89		(45,527)	(2,257)	(28,437)	(1,400)
Class R-6	1,023,439	51,203	103,889		5,164		(135,596)	(6,764)	991,732	49,603
Total net increase (decrease)	$2,662,570	133,352	$340,599		16,939		$(2,528,951)	(126,284)	$474,218	24,007

Year ended December 31, 2018

Class A	$747,340	37,853	$119,462		6,146		$(1,017,945)	(52,101)	$(151,143)	(8,102)
Class C	27,448	1,409	3,077		161		(91,350)	(4,729)	(60,825)	(3,159)
Class T	—	—	—		—		—	—	—	—
Class F-1	71,018	3,612	5,278		272		(113,999)	(5,809)	(37,703)	(1,925)
Class F-2	546,351	27,782	28,956		1,493		(340,337)	(17,463)	234,970	11,812
Class F-3	627,727	31,966	48,583		2,504		(336,770)	(17,283)	339,540	17,187
Class 529-A	47,529	2,406	6,212		319		(61,997)	(3,163)	(8,256)	(438)
Class 529-C	10,838	556	942		49		(25,999)	(1,340)	(14,219)	(735)
Class 529-E	2,482	126	289		15		(2,872)	(147)	(101)	(6)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	10,222	524	877		45		(9,173)	(471)	1,926	98
Class R-1	1,946	100	107		6		(2,681)	(137)	(628)	(31)
Class R-2	29,979	1,540	1,706		89		(40,469)	(2,083)	(8,784)	(454)
Class R-2E	2,872	146	78		4		(1,521)	(77)	1,429	73
Class R-3	37,851	1,922	2,566		132		(44,455)	(2,272)	(4,038)	(218)
Class R-4	34,086	1,716	2,169		112		(56,260)	(2,853)	(20,005)	(1,025)
Class R-5E	3,583	182	53		3		(271)	(14)	3,365	171
Class R-5	21,150	1,071	1,999		103		(28,023)	(1,429)	(4,874)	(255)
Class R-6	735,114	37,339	75,722		3,901		(141,658)	(7,259)	669,178	33,981
Total net increase (decrease)	$2,957,536	150,250	$298,076		15,354		$(2,315,780)	(118,630)	$939,832	46,974

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $18,246,366,000 and $17,981,034,000, respectively, during the year ended December 31, 2019.

30	Capital World Bond Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2019	$19.25	$0.44	$1.03	$1.47	$(0.39)	$(0.07)	$—	$(0.46)	$20.26	7.66%	$5,669		0.94%		0.94%		2.22%
12/31/2018	19.97	0.44	(0.74)	(0.30)	(0.42)	—	—	(0.42)	19.25	(1.53)	5,499		0.94		0.94		2.25
12/31/2017	18.96	0.42	0.95	1.37	(0.14)	—	(0.22)	(0.36)	19.97	7.26	5,867		0.96		0.96		2.13
12/31/2016[5,6]	20.51	0.10	(1.42)	(1.32)	(0.12)	(0.07)	(0.04)	(0.23)	18.96	(6.51)[7]	5,824		0.24	[7]	0.24	[7]	0.52	[7]
9/30/2016	19.21	0.38	1.15	1.53	(0.23)	—	—	(0.23)	20.51	8.08	6,494		0.94		0.94		1.94
9/30/2015	20.49	0.39	(1.20)	(0.81)	(0.19)	(0.28)	—	(0.47)	19.21	(4.05)	6,393		0.93		0.93		1.99
Class C:
12/31/2019	18.92	0.29	1.01	1.30	(0.24)	(0.07)	—	(0.31)	19.91	6.87	178		1.69		1.69		1.47
12/31/2018	19.63	0.28	(0.73)	(0.45)	(0.26)	—	—	(0.26)	18.92	(2.30)	210		1.72		1.72		1.46
12/31/2017	18.64	0.26	0.93	1.19	(0.08)	—	(0.12)	(0.20)	19.63	6.41	280		1.75		1.75		1.34
12/31/2016[5,6]	20.13	0.06	(1.40)	(1.34)	(0.06)	(0.07)	(0.02)	(0.15)	18.64	(6.72)[7]	337		0.44	[7]	0.44	[7]	0.32	[7]
9/30/2016	18.88	0.22	1.12	1.34	(0.09)	—	—	(0.09)	20.13	7.19	390		1.74		1.74		1.14
9/30/2015	20.18	0.23	(1.19)	(0.96)	(0.06)	(0.28)	—	(0.34)	18.88	(4.80)	431		1.73		1.73		1.19
Class T:
12/31/2019	19.25	0.49	1.03	1.52	(0.44)	(0.07)	—	(0.51)	20.26	7.93 [8]	—	[9]	0.69	[8]	0.69	[8]	2.44	[8]
12/31/2018	19.97	0.49	(0.75)	(0.26)	(0.46)	—	—	(0.46)	19.25	(1.32)[8]	—	[9]	0.72	[8]	0.72	[8]	2.48	[8]
12/31/2017[5,10]	19.32	0.35	0.60	0.95	(0.12)	—	(0.18)	(0.30)	19.97	4.95 [7,8]	—	[9]	0.73	[8,11]	0.73	[8,11]	2.37	[8,11]
Class F-1:
12/31/2019	19.20	0.45	1.02	1.47	(0.39)	(0.07)	—	(0.46)	20.21	7.68	209		0.93		0.93		2.24
12/31/2018	19.92	0.44	(0.74)	(0.30)	(0.42)	—	—	(0.42)	19.20	(1.53)	238		0.93		0.93		2.25
12/31/2017	18.92	0.43	0.94	1.37	(0.15)	—	(0.22)	(0.37)	19.92	7.28	285		0.91		0.91		2.18
12/31/2016[5,6]	20.46	0.10	(1.41)	(1.31)	(0.12)	(0.07)	(0.04)	(0.23)	18.92	(6.47)[7]	322		0.22	[7]	0.22	[7]	0.53	[7]
9/30/2016	19.09	0.38	1.13	1.51	(0.14)	—	—	(0.14)	20.46	8.01	368		0.94		0.94		1.98
9/30/2015	20.37	0.40	(1.21)	(0.81)	(0.19)	(0.28)	—	(0.47)	19.09	(4.05)	2,106		0.91		0.91		2.03
Class F-2:
12/31/2019	19.22	0.51	1.02	1.53	(0.45)	(0.07)	—	(0.52)	20.23	8.00	932		0.63		0.63		2.57
12/31/2018	19.94	0.51	(0.75)	(0.24)	(0.48)	—	—	(0.48)	19.22	(1.19)	1,217		0.60		0.60		2.59
12/31/2017	18.93	0.47	0.95	1.42	(0.16)	—	(0.25)	(0.41)	19.94	7.54	1,027		0.67		0.67		2.41
12/31/2016[5,6]	20.49	0.12	(1.42)	(1.30)	(0.14)	(0.07)	(0.05)	(0.26)	18.93	(6.42)[7]	1,933		0.16	[7]	0.16	[7]	0.60	[7]
9/30/2016	19.20	0.44	1.14	1.58	(0.29)	—	—	(0.29)	20.49	8.37	1,876		0.65		0.65		2.21
9/30/2015	20.48	0.45	(1.21)	(0.76)	(0.24)	(0.28)	—	(0.52)	19.20	(3.77)	811		0.65		0.65		2.28
Class F-3:
12/31/2019	19.23	0.53	1.03	1.56	(0.48)	(0.07)	—	(0.55)	20.24	8.12	2,246		0.52		0.52		2.64
12/31/2018	19.95	0.52	(0.75)	(0.23)	(0.49)	—	—	(0.49)	19.23	(1.13)	2,037		0.54		0.54		2.65
12/31/2017[5,12]	19.08	0.48	0.83	1.31	(0.17)	—	(0.27)	(0.44)	19.95	6.94 [7]	1,770		0.55	[11]	0.55	[11]	2.58	[11]
Class 529-A:
12/31/2019	19.30	0.44	1.03	1.47	(0.38)	(0.07)	—	(0.45)	20.32	7.64	299		0.99		0.99		2.17
12/31/2018	20.02	0.43	(0.75)	(0.32)	(0.40)	—	—	(0.40)	19.30	(1.59)	292		1.01		1.01		2.18
12/31/2017	19.01	0.41	0.95	1.36	(0.14)	—	(0.21)	(0.35)	20.02	7.18	312		1.02		1.02		2.07
12/31/2016[5,6]	20.57	0.10	(1.44)	(1.34)	(0.11)	(0.07)	(0.04)	(0.22)	19.01	(6.53)[7]	289		0.26	[7]	0.26	[7]	0.50	[7]
9/30/2016	19.26	0.37	1.15	1.52	(0.21)	—	—	(0.21)	20.57	7.95	314		1.03		1.03		1.85
9/30/2015	20.54	0.38	(1.21)	(0.83)	(0.17)	(0.28)	—	(0.45)	19.26	(4.12)	315		1.02		1.02		1.91

See end of table for footnotes.

Capital World Bond Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2019	$19.07	$0.28	$1.02	$1.30	$(0.23)	$(0.07)	$—	$(0.30)	$20.07	6.81%	$55		1.73%		1.73%		1.44%
12/31/2018	19.78	0.28	(0.74)	(0.46)	(0.25)	—	—	(0.25)	19.07	(2.32)	67		1.76		1.76		1.43
12/31/2017	18.77	0.25	0.94	1.19	(0.07)	—	(0.11)	(0.18)	19.78	6.38	84		1.80		1.80		1.30
12/31/2016[5,6]	20.27	0.06	(1.41)	(1.35)	(0.06)	(0.07)	(0.02)	(0.15)	18.77	(6.74)[7]	109		0.45	[7]	0.45	[7]	0.31	[7]
9/30/2016	19.00	0.21	1.14	1.35	(0.08)	—	—	(0.08)	20.27	7.19	122		1.80		1.80		1.08
9/30/2015	20.32	0.22	(1.20)	(0.98)	(0.06)	(0.28)	—	(0.34)	19.00	(4.91)	128		1.79		1.79		1.14
Class 529-E:
12/31/2019	19.18	0.40	1.02	1.42	(0.35)	(0.07)	—	(0.42)	20.18	7.42	14		1.14		1.14		2.02
12/31/2018	19.90	0.39	(0.74)	(0.35)	(0.37)	—	—	(0.37)	19.18	(1.76)	15		1.17		1.17		2.02
12/31/2017	18.89	0.37	0.95	1.32	(0.12)	—	(0.19)	(0.31)	19.90	7.04	15		1.19		1.19		1.90
12/31/2016[5,6]	20.43	0.09	(1.42)	(1.33)	(0.10)	(0.07)	(0.04)	(0.21)	18.89	(6.59)[7]	15		0.30	[7]	0.30	[7]	0.46	[7]
9/30/2016	19.14	0.33	1.14	1.47	(0.18)	—	—	(0.18)	20.43	7.77	17		1.21		1.21		1.68
9/30/2015	20.41	0.34	(1.20)	(0.86)	(0.13)	(0.28)	—	(0.41)	19.14	(4.29)	16		1.21		1.21		1.72
Class 529-T:
12/31/2019	19.25	0.48	1.03	1.51	(0.43)	(0.07)	—	(0.50)	20.26	7.87 [8]	—	[9]	0.76	[8]	0.76	[8]	2.40	[8]
12/31/2018	19.97	0.48	(0.75)	(0.27)	(0.45)	—	—	(0.45)	19.25	(1.36)[8]	—	[9]	0.76	[8]	0.76	[8]	2.43	[8]
12/31/2017[5,10]	19.32	0.34	0.61	0.95	(0.12)	—	(0.18)	(0.30)	19.97	4.91 [7,8]	—	[9]	0.78	[8,11]	0.78	[8,11]	2.33	[8,11]
Class 529-F-1:
12/31/2019	19.18	0.48	1.03	1.51	(0.43)	(0.07)	—	(0.50)	20.19	7.90	40		0.75		0.75		2.41
12/31/2018	19.90	0.47	(0.74)	(0.27)	(0.45)	—	—	(0.45)	19.18	(1.36)	38		0.77		0.77		2.42
12/31/2017	18.90	0.45	0.94	1.39	(0.15)	—	(0.24)	(0.39)	19.90	7.41	38		0.80		0.80		2.30
12/31/2016[5,6]	20.46	0.11	(1.42)	(1.31)	(0.13)	(0.07)	(0.05)	(0.25)	18.90	(6.45)[7]	35		0.20	[7]	0.20	[7]	0.56	[7]
9/30/2016	19.16	0.41	1.15	1.56	(0.26)	—	—	(0.26)	20.46	8.18	39		0.81		0.81		2.08
9/30/2015	20.44	0.42	(1.20)	(0.78)	(0.22)	(0.28)	—	(0.50)	19.16	(3.92)	42		0.79		0.79		2.14
Class R-1:
12/31/2019	19.05	0.30	1.02	1.32	(0.25)	(0.07)	—	(0.32)	20.05	6.92	7		1.65		1.65		1.50
12/31/2018	19.77	0.29	(0.74)	(0.45)	(0.27)	—	—	(0.27)	19.05	(2.26)	8		1.67		1.67		1.52
12/31/2017	18.77	0.27	0.94	1.21	(0.08)	—	(0.13)	(0.21)	19.77	6.49	9		1.68		1.68		1.41
12/31/2016[5,6]	20.27	0.07	(1.41)	(1.34)	(0.07)	(0.07)	(0.02)	(0.16)	18.77	(6.69)[7]	11		0.42	[7]	0.42	[7]	0.34	[7]
9/30/2016	19.01	0.23	1.13	1.36	(0.10)	—	—	(0.10)	20.27	7.24	12		1.68		1.68		1.20
9/30/2015	20.31	0.25	(1.20)	(0.95)	(0.07)	(0.28)	—	(0.35)	19.01	(4.74)	14		1.66		1.66		1.26
Class R-2:
12/31/2019	19.04	0.30	1.02	1.32	(0.26)	(0.07)	—	(0.33)	20.03	6.93	109		1.62		1.62		1.54
12/31/2018	19.75	0.30	(0.73)	(0.43)	(0.28)	—	—	(0.28)	19.04	(2.18)	113		1.64		1.64		1.55
12/31/2017	18.76	0.28	0.94	1.22	(0.09)	—	(0.14)	(0.23)	19.75	6.50	126		1.65		1.65		1.44
12/31/2016[5,6]	20.27	0.07	(1.42)	(1.35)	(0.06)	(0.07)	(0.03)	(0.16)	18.76	(6.71)[7]	133		0.42	[7]	0.42	[7]	0.34	[7]
9/30/2016	19.00	0.23	1.14	1.37	(0.10)	—	—	(0.10)	20.27	7.26	148		1.70		1.70		1.18
9/30/2015	20.30	0.24	(1.20)	(0.96)	(0.06)	(0.28)	—	(0.34)	19.00	(4.78)	149		1.70		1.70		1.23
Class R-2E:
12/31/2019	19.20	0.36	1.04	1.40	(0.32)	(0.07)	—	(0.39)	20.21	7.30	7		1.33		1.33		1.82
12/31/2018	19.93	0.36	(0.76)	(0.40)	(0.33)	—	—	(0.33)	19.20	(1.99)	5		1.36		1.36		1.84
12/31/2017	18.93	0.34	0.95	1.29	(0.12)	—	(0.17)	(0.29)	19.93	6.81	4		1.37		1.37		1.74
12/31/2016[5,6]	20.47	0.08	(1.42)	(1.34)	(0.09)	(0.07)	(0.04)	(0.20)	18.93	(6.57)[7]	2		0.34	[7]	0.34	[7]	0.42	[7]
9/30/2016	19.20	0.30	1.18	1.48	(0.21)	—	—	(0.21)	20.47	7.75	1		1.33		1.33		1.53
9/30/2015	20.50	0.42	(1.21)	(0.79)	(0.23)	(0.28)	—	(0.51)	19.20	(3.94)[8]	—	[9]	0.78	[8]	0.78	[8]	2.13	[8]

32	Capital World Bond Fund

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class R-3:
12/31/2019	$19.22	$0.40	$1.03	$1.43	$(0.35)	$(0.07)	$—	$(0.42)	$20.23	7.44%	$138		1.17%		1.17%		1.99%
12/31/2018	19.94	0.39	(0.74)	(0.35)	(0.37)	—	—	(0.37)	19.22	(1.78)	132		1.19		1.19		2.00
12/31/2017	18.93	0.37	0.95	1.32	(0.12)	—	(0.19)	(0.31)	19.94	7.01	141		1.20		1.20		1.89
12/31/2016[5,6]	20.47	0.09	(1.42)	(1.33)	(0.10)	(0.07)	(0.04)	(0.21)	18.93	(6.58)[7]	140		0.29	[7]	0.29	[7]	0.47	[7]
9/30/2016	19.17	0.32	1.15	1.47	(0.17)	—	—	(0.17)	20.47	7.78	151		1.23		1.23		1.65
9/30/2015	20.45	0.34	(1.21)	(0.87)	(0.13)	(0.28)	—	(0.41)	19.17	(4.34)	151		1.22		1.22		1.71
Class R-4:
12/31/2019	19.23	0.46	1.04	1.50	(0.41)	(0.07)	—	(0.48)	20.25	7.81	89		0.86		0.86		2.30
12/31/2018	19.95	0.45	(0.74)	(0.29)	(0.43)	—	—	(0.43)	19.23	(1.48)	91		0.88		0.88		2.30
12/31/2017	18.95	0.43	0.94	1.37	(0.15)	—	(0.22)	(0.37)	19.95	7.28	115		0.89		0.89		2.20
12/31/2016[5,6]	20.50	0.11	(1.42)	(1.31)	(0.12)	(0.07)	(0.05)	(0.24)	18.95	(6.48)[7]	107		0.22	[7]	0.22	[7]	0.54	[7]
9/30/2016	19.21	0.39	1.14	1.53	(0.24)	—	—	(0.24)	20.50	8.09	118		0.90		0.90		1.98
9/30/2015	20.48	0.40	(1.20)	(0.80)	(0.19)	(0.28)	—	(0.47)	19.21	(3.96)	100		0.88		0.88		2.05
Class R-5E:
12/31/2019	19.22	0.50	1.03	1.53	(0.45)	(0.07)	—	(0.52)	20.23	7.98	8		0.66		0.66		2.48
12/31/2018	19.94	0.50	(0.75)	(0.25)	(0.47)	—	—	(0.47)	19.22	(1.24)	3		0.67		0.67		2.58
12/31/2017	18.94	0.46	0.94	1.40	(0.16)	—	(0.24)	(0.40)	19.94	7.41	—	[9]	0.74		0.72		2.33
12/31/2016[5,6]	20.50	0.11	(1.42)	(1.31)	(0.13)	(0.07)	(0.05)	(0.25)	18.94	(6.45)[7]	—	[9]	0.19	[7]	0.19	[7]	0.56	[7]
9/30/2016[5,13]	19.02	0.36	1.37	1.73	(0.25)	—	—	(0.25)	20.50	9.21 [7]	—	[9]	0.72	[11]	0.72	[11]	2.12	[11]
Class R-5:
12/31/2019	19.26	0.52	1.03	1.55	(0.47)	(0.07)	—	(0.54)	20.27	8.06	52		0.56		0.56		2.61
12/31/2018	19.98	0.51	(0.74)	(0.23)	(0.49)	—	—	(0.49)	19.26	(1.17)	76		0.58		0.58		2.61
12/31/2017	18.97	0.49	0.95	1.44	(0.17)	—	(0.26)	(0.43)	19.98	7.65	84		0.59		0.59		2.50
12/31/2016[5,6]	20.54	0.12	(1.42)	(1.30)	(0.15)	(0.07)	(0.05)	(0.27)	18.97	(6.42)[7]	76		0.14	[7]	0.14	[7]	0.62	[7]
9/30/2016	19.24	0.45	1.15	1.60	(0.30)	—	—	(0.30)	20.54	8.45	79		0.59		0.59		2.29
9/30/2015	20.52	0.47	(1.22)	(0.75)	(0.25)	(0.28)	—	(0.53)	19.24	(3.71)	152		0.58		0.58		2.35
Class R-6:
12/31/2019	19.25	0.53	1.03	1.56	(0.48)	(0.07)	—	(0.55)	20.26	8.14	4,294		0.50		0.50		2.65
12/31/2018	19.97	0.52	(0.74)	(0.22)	(0.50)	—	—	(0.50)	19.25	(1.11)	3,124		0.52		0.52		2.67
12/31/2017	18.96	0.50	0.95	1.45	(0.17)	—	(0.27)	(0.44)	19.97	7.72	2,562		0.54		0.54		2.56
12/31/2016[5,6]	20.54	0.12	(1.43)	(1.31)	(0.14)	(0.07)	(0.06)	(0.27)	18.96	(6.43)[7]	2,602		0.14	[7]	0.14	[7]	0.62	[7]
9/30/2016	19.24	0.46	1.15	1.61	(0.31)	—	—	(0.31)	20.54	8.51	2,483		0.53		0.53		2.35
9/30/2015	20.52	0.48	(1.22)	(0.74)	(0.26)	(0.28)	—	(0.54)	19.24	(3.66)	1,783		0.53		0.53		2.42

	Year ended December 31,			Three months ended December 31,	Year ended September 30,
Portfolio turnover rate for all share classes[14,15]	2019	2018	2017	2016[5,7,8]	2016	2015
Excluding mortgage dollar roll transactions	120%	99%	95%	15%	91%	106%
Including mortgage dollar roll transactions	163%	128%	111%	19%	138%	185%

Capital World Bond Fund	33

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC reimbursed a portion of the fund’s transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Based on operations for a period that is less than a full year.
[6]	In 2016, the fund changed its fiscal year-end from September to December.
[7]	Not annualized.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Amount less than $1 million.
[10]	Class T and 529-T shares began investment operations on April 7, 2017.
[11]	Annualized.
[12]	Class F-3 shares began investment operations on January 27, 2017.
[13]	Class R-5E shares began investment operations on November 20, 2015.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[15]	Refer to Note 5 for more information on mortgage dollar rolls.

See notes to financial statements.

34	Capital World Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Capital World Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund (the “Fund”), including the summary investment portfolio, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, the three months ended December 31, 2016, and for each of the two years in the period ended September 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the three months ended December 31, 2016, and for each of the two years in the period ended September 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

February 13, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

Capital World Bond Fund	35

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2019, through December 31, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36	Capital World Bond Fund

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,011.78	$4.82	.95%
Class A – assumed 5% return	1,000.00	1,020.42	4.84	.95
Class C – actual return	1,000.00	1,008.16	8.45	1.67
Class C – assumed 5% return	1,000.00	1,016.79	8.49	1.67
Class T – actual return	1,000.00	1,013.08	3.55	.70
Class T – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class F-1 – actual return	1,000.00	1,011.93	4.67	.92
Class F-1 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class F-2 – actual return	1,000.00	1,013.36	3.15	.62
Class F-2 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class F-3 – actual return	1,000.00	1,014.06	2.54	.50
Class F-3 – assumed 5% return	1,000.00	1,022.68	2.55	.50
Class 529-A – actual return	1,000.00	1,012.08	4.92	.97
Class 529-A – assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-C – actual return	1,000.00	1,007.79	8.65	1.71
Class 529-C – assumed 5% return	1,000.00	1,016.59	8.69	1.71
Class 529-E – actual return	1,000.00	1,010.90	5.68	1.12
Class 529-E – assumed 5% return	1,000.00	1,019.56	5.70	1.12
Class 529-T – actual return	1,000.00	1,012.80	3.75	.74
Class 529-T – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 529-F-1 – actual return	1,000.00	1,012.89	3.70	.73
Class 529-F-1 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class R-1 – actual return	1,000.00	1,008.35	8.30	1.64
Class R-1 – assumed 5% return	1,000.00	1,016.94	8.34	1.64
Class R-2 – actual return	1,000.00	1,008.51	8.20	1.62
Class R-2 – assumed 5% return	1,000.00	1,017.04	8.24	1.62
Class R-2E – actual return	1,000.00	1,010.04	6.69	1.32
Class R-2E – assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class R-3 – actual return	1,000.00	1,010.73	5.88	1.16
Class R-3 – assumed 5% return	1,000.00	1,019.36	5.90	1.16
Class R-4 – actual return	1,000.00	1,012.78	4.31	.85
Class R-4 – assumed 5% return	1,000.00	1,020.92	4.33	.85
Class R-5E – actual return	1,000.00	1,013.30	3.30	.65
Class R-5E – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5 – actual return	1,000.00	1,013.78	2.79	.55
Class R-5 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class R-6 – actual return	1,000.00	1,014.13	2.49	.49
Class R-6 – assumed 5% return	1,000.00	1,022.74	2.50	.49

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Capital World Bond Fund	37

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2019:

Long-term capital gains	$31,597,000
Foreign taxes	$0.005 per share
Foreign source income	$0.41 per share
Qualified dividend income	$2,673,000
Corporate dividends received deduction	$545,000
U.S. government income that may be exempt from state taxation	$40,708,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

38	Capital World Bond Fund

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period December 1, 2018, through September 30, 2019. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

Capital World Bond Fund	39

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40	Capital World Bond Fund

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Capital World Bond Fund	41

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42	Capital World Bond Fund

Board of trustees and other officers

Independent trustees[1]

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis, 1947	2006	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	86	None
Mary Davis Holt, 1950	2015-2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	86	None
R. Clark Hooper, 1946	2005	Private investor	89	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	88	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None
Alexandra Trower, 1964	2019	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	85	None

Interested trustees[4,5]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	85	None
Karl J. Zeile, 1966	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company[6]	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 44 for footnotes.

Capital World Bond Fund	43

Board of trustees and other officers (continued)

Other officers[5]

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Thomas H. Høgh, 1963 President	2001	Partner — Capital Fixed Income Investors, Capital Research Company[6]
Kristine M. Nishiyama, 1970 Executive Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
David A. Daigle, 1967 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Robert H. Neithart, 1965 Senior Vice President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;
		Chairman of the Board, Capital Strategy Research, Inc.[6]
Andrew A. Cormack, 1982 Vice President	2019	Vice President — Capital Fixed Income Investors, Capital Research Company[6]
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

44	Capital World Bond Fund

Office of the fund

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete December 31, 2019, portfolio of Capital World Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmm.com/research/disclosures.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

WBF

Registrant:

a) Audit Fees:
Audit	2018	26,000
	2019	165,000

b) Audit-Related Fees:
	2018	3,000
	2019	3,000

c) Tax Fees:
	2018	10,000
	2019	22,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2018	None
	2019	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2018	1,117,000
	2019	1,812,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2018	8,000
	2019	46,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2018	None
	2019	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,191,000 for fiscal year 2018 and $1,885,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital World Bond Fund®

Investment portfolio

December 31, 2019

Bonds, notes & other debt instruments 92.97% Euros 18.24%	Principal amount (000)	Value (000)
Abbott Laboratories 1.50% 2026	€2,215	$2,691
Allianz SE 0.25% 2023	1,900	2,154
Allianz SE 1.375% 2031	1,900	2,329
Allianz SE 5.625% 2042 (3-month EUR-LIBOR + 5.00% on 10/17/2022)1	1,600	2,061
Allianz SE 4.75% (3-month EUR-EURIBOR + 3.60% on 10/24/2023)1	13,900	18,042
Altria Group, Inc. 1.00% 2023	5,445	6,220
Altria Group, Inc. 1.70% 2025	8,550	9,971
Altria Group, Inc. 2.20% 2027	35,950	42,725
Anheuser-Busch InBev NV 1.125% 2027	3,275	3,861
Anheuser-Busch InBev NV 1.15% 2027	5,000	5,908
AT&T Inc. 1.05% 2023	5,800	6,682
Austrian Government 0% 2024	1,770	2,020
AXA SA 3.25% 2049 (3-month EUR-LIBOR + 3.20% on 5/28/2029)1	1,000	1,281
Bank of Communications Co., Ltd. 3.625% 20261	7,500	8,716
Banque Centrale de Tunisie 6.75% 2023	7,245	8,426
Banque Centrale de Tunisie 6.75% 2023	1,235	1,436
Banque Centrale de Tunisie 5.625% 2024	2,385	2,667
Banque Centrale de Tunisie 6.375% 2026	21,450	23,935
Bayer Capital Corp. BV 1.50% 2026	5,400	6,420
Bayer Capital Corp. BV 2.125% 2029	2,000	2,480
Becton Dickinson Euro Finance SARL 1.208% 2026	3,355	3,859
Belgium (Kingdom of) 1.70% 2050	1,440	1,947
Belgium (Kingdom of), Series 72, 2.60% 2024	10,570	13,451
Belgium (Kingdom of), Series 85, 0.80% 2028	4,230	5,064
BMW Finance NV 0.50% 2022	3,000	3,415
BMW Finance NV 1.125% 2026	1,620	1,915
BP Capital Markets PLC 2.177% 2021	2,717	3,174
British American Tobacco International Finance PLC 2.75% 2025	8,000	9,977
Buzzi Unicem SpA 2.125% 2023	2,000	2,372
CaixaBank, SA 1.375% 2026	13,100	15,137
CaixaBank, SA 3.50% 2027 (5-year EUR Mid-Swap + 3.35% on 2/15/2022)1	8,100	9,604
CaixaBank, SA 2.25% 2030 (EUR Annual (vs. 6-month EURIBOR) 5-year + 1.68% on 4/17/2025)1	17,400	20,219
China (People’s Republic of) 0.125% 2026	7,700	8,608
Chubb Ltd. 1.55% 2028	4,540	5,430
Cloverie PLC 1.75% 2024	7,100	8,562
Coca-Cola Co. 1.25% 2031	4,300	5,178
Cote d’Ivoire (Republic of) 5.25% 2030	3,950	4,529
Cote d’Ivoire (Republic of) 5.875% 2031	4,945	5,786
Crédit Agricole SA 0.50% 2024	1,200	1,359
CRH Finance DAC 3.125% 2023	1,100	1,355
Danske Bank AS 2.75% 2026 (5-year Euro Swap Annual Rate + 1.52% on 5/19/2021)1	3,100	3,587
Deutsche Telekom International Finance BV 1.375% 2027	2,200	2,630
DH Europe Finance II SARL 0.45% 2028	2,550	2,831
DH Europe Finance II SARL 1.35% 2039	900	957
Egypt (Arab Republic of) 5.625% 2030	3,720	4,314
Emerson Electric Co. 1.25% 2025	1,500	1,772
Emerson Electric Co. 2.00% 2029	1,500	1,872

Capital World Bond Fund — Page 1 of 32

Bonds, notes & other debt instruments (continued) Euros (continued)	Principal amount (000)	Value (000)
Enel Finance International SA 1.00% 2024	€4,000	$4,654
Eni SpA 0.75% 2022	2,309	2,642
European Financial Stability Facility 0.40% 2025	26,000	30,041
Fidelity National Information Services, Inc. 1.50% 2027	3,820	4,534
Fidelity National Information Services, Inc. 1.00% 2028	2,525	2,845
Fidelity National Information Services, Inc. 2.00% 2030	2,720	3,324
Fiserv, Inc. 1.125% 2027	5,285	6,111
Fiserv, Inc. 1.625% 2030	3,800	4,460
French Republic O.A.T. 1.00% 2027	14,830	18,001
French Republic O.A.T. 0% 2029	25,075	27,810
French Republic O.A.T. 0.50% 2029	92,625	108,050
French Republic O.A.T. 1.25% 2034	15,100	18,986
French Republic O.A.T. 2.00% 2048	10,970	15,832
French Republic O.A.T. 1.50% 2050	1,640	2,124
French Republic O.A.T. 1.75% 2066	1,490	2,088
General Motors Financial Co. 0.20% 20222	1,230	1,372
Germany (Federal Republic of) 0.10% 20263	24,154	29,502
Germany (Federal Republic of) 0% 2029	70,860	80,935
Germany (Federal Republic of) 0.50% 20303	21,492	28,619
Germany (Federal Republic of) 2.50% 2046	3,200	5,629
Germany (Federal Republic of) 1.25% 2048	4,200	5,918
Greece (Hellenic Republic of) 3.45% 2024	58,235	73,369
Greece (Hellenic Republic of) 3.375% 2025	40,985	52,334
Greece (Hellenic Republic of) 1.875% 2026	1,735	2,060
Greece (Hellenic Republic of) 3.75% 2028	66,628	88,496
Greece (Hellenic Republic of) 3.875% 2029	127,835	173,184
Greece (Hellenic Republic of) 3.90% 2033	13,715	18,909
Greece (Hellenic Republic of) 4.00% 2037	13,409	18,864
Greece (Hellenic Republic of) 4.20% 2042	12,799	19,002
Groupe BPCE SA 0.875% 2024	700	804
Groupe BPCE SA 1.00% 2025	15,700	18,138
Groupe BPCE SA 2.75% 2027 (5-year EUR Mid-Swap + 1.83% on 7/8/2021)1	900	1,080
Hannover Rück SE 1.125% 2028	4,200	5,016
HeidelbergCement AG 3.25% 2021	1,200	1,423
HeidelbergCement AG 1.50% 2025	2,000	2,343
Iberdrola Finanzes, SAU 1.00% 2024	8,400	9,766
Iberdrola, SA, junior subordinated, 1.875% (EUR Annual (vs. 6-month EURIBOR) 5-year + 1.592% on 5/22/2023)1	1,600	1,850
Ireland (Republic of) 0.90% 2028	28,310	34,069
Ireland (Republic of) 2.40% 2030	5,005	6,893
Israel (State of) 1.50% 2027	4,275	5,208
Israel (State of) 1.50% 2029	3,875	4,755
Italy (Republic of) 1.35% 2022	26,210	30,254
Italy (Republic of) 0.10% 20233	115,014	130,678
Italy (Republic of) 1.85% 2024	32,670	38,815
Italy (Republic of) 1.45% 2025	160	186
Italy (Republic of) 1.50% 2025	7,490	8,742
Italy (Republic of) 2.00% 2028	4,050	4,858
Italy (Republic of) 2.80% 2028	190,374	241,833
Italy (Republic of) 3.00% 2029	58,330	75,421
Italy (Republic of) 3.85% 2049	20,120	29,243
Italy Buoni Poliennali Del Tesoro 3.35% 2035	6,075	8,141
Lloyds Banking Group PLC 6.50% 2020	4,850	5,519
Lloyds Banking Group PLC 1.75% 20281	12,400	14,319
LYB International Finance BV 1.625% 2031	1,000	1,152

Capital World Bond Fund — Page 2 of 32

Bonds, notes & other debt instruments (continued) Euros (continued)	Principal amount (000)	Value (000)
LYB International Finance II B.V. 0.875% 2026	€3,000	$3,377
Marsh & McLennan Cos., Inc. 1.349% 2026	1,890	2,228
Marsh & McLennan Cos., Inc. 1.979% 2030	1,000	1,228
Medtronic Global Holdings SCA 1.125% 2027	9,500	11,205
Metropolitan Life Global Funding I 0.875% 20222	1,000	1,143
Morocco (Kingdom of) 3.50% 2024	10,760	13,747
Morocco (Kingdom of) 1.50% 2031	26,720	30,109
Netherlands (Kingdom of the) 5.50% 2028	3,330	5,448
Netherlands Government Eurobond 0.50% 2040	2,060	2,404
Orange SA 2.00% 2029	3,100	3,885
Petróleos Mexicanos 3.125% 2020	3,710	4,267
Philip Morris International Inc. 2.875% 2026	3,500	4,498
Philip Morris International Inc. 0.80% 2031	7,210	7,675
Portuguese Republic 2.875% 2025	40,475	52,730
Portuguese Republic 2.875% 2026	3,290	4,340
Portuguese Republic 1.95% 2029	13,110	16,774
Praxair, Inc. 1.20% 2024	1,500	1,768
Praxair, Inc. 1.625% 2025	1,500	1,831
Procter & Gamble Co. 0.625% 2024	3,520	4,072
Rabobank Nederland 2.50% 2026 (5-year EUR Mid-Swap + 1.40% on 5/26/2021)1	14,650	16,964
Romania 2.875% 2029	12,010	15,242
Romania 2.50% 2030	1,825	2,217
Romania 3.50% 2034	5,050	6,391
Romania 3.875% 2035	14,800	19,327
Romania 3.375% 2038	20,670	25,287
Romania 4.125% 2039	10,400	13,568
Romania 4.625% 2049	71,220	98,860
Romania 4.625% 2049	600	833
Russian Federation 2.875% 2025	14,600	18,662
Russian Federation 2.875% 2025	8,200	10,481
Serbia (Republic of) 1.50% 2029	54,099	61,870
Spain (Kingdom of) 0.40% 2022	6,620	7,562
Spain (Kingdom of) 1.45% 2027	47,625	58,316
Spain (Kingdom of) 1.40% 2028	15,940	19,468
Spain (Kingdom of) 1.45% 2029	44,320	54,356
Spain (Kingdom of) 2.70% 2048	8,930	13,323
State Grid Europe Development (2014) PLC 1.50% 2022	1,325	1,530
State Grid Overseas Investment Ltd. 1.25% 2022	6,625	7,625
State Grid Overseas Investment Ltd. 1.375% 2025	2,050	2,406
State Grid Overseas Investment Ltd. 2.125% 2030	800	997
Stryker Corp 0.25% 2024	5,290	5,932
Stryker Corp. 0.75% 2029	5,230	5,878
Stryker Corp. 1.00% 2031	2,410	2,687
Sweden (Kingdom of) 0.125% 2023	3,000	3,424
Takeda Pharmaceutical Co., Ltd. 2.25% 2026	21,250	26,645
Thermo Fisher Scientific Inc. 1.50% 2039	1,500	1,596
Toronto-Dominion Bank 0.375% 2024	3,110	3,520
TOTAL SA, junior subordinated, 1.75%1	9,820	11,433
Toyota Motor Credit Corp. 0.625% 2024	1,000	1,150
Ukraine Government 6.75% 2026	18,930	23,896
Ukraine Government 6.75% 2026	6,625	8,363
UniCredit SpA 5.75% 20251	8,510	9,948
UniCredit SpA 4.875% 20291	6,950	8,679
United Technologies Corp. 1.25% 2023	1,000	1,162
United Technologies Corp. 1.15% 2024	2,000	2,326

Capital World Bond Fund — Page 3 of 32

Bonds, notes & other debt instruments (continued) Euros (continued)	Principal amount (000)	Value (000)
United Technologies Corp. 2.15% 2030	€3,000	$3,821
Veolia Environnement 0.314% 2023	4,300	4,866
Veolia Environnement 1.59% 2028	1,500	1,837
Volkswagen Financial Services AG 1.375% 2023	5,050	5,851
Volkswagen International Finance NV, junior subordinated, 2.70%1	3,300	3,849
Volkswagen International Finance NV, junior subordinated, 3.875%1	4,700	5,726
Volkswagen Leasing GMBH 0.50% 2022	760	859
Wellcome Trust Ltd. 1.125% 2027	3,000	3,587
Westlake Chemical Corp. 1.625% 2029	1,750	1,961
		2,616,140
Japanese yen 13.00%
Bank of China/Tokyo 0.42% 2021	¥700,000	6,449
Banque Centrale de Tunisie 3.28% 2027	700,000	5,287
Export-Import Bank of India 0.59% 2022	2,300,000	21,087
Goldman Sachs Group, Inc. 1.00% 20212	153,000	1,426
Goldman Sachs Group, Inc. 2.00% 20222	130,000	1,252
Goldman Sachs Group, Inc. 2.00% 20222	110,000	1,058
Goldman Sachs Group, Inc. 2.80% 20222	100,000	970
Goldman Sachs Group, Inc. 2.84% 20222	120,000	1,166
Goldman Sachs Group, Inc. 2.86% 20222	100,000	971
Goldman Sachs Group, Inc. 2.86% 20222	100,000	964
Indonesia (Republic of) 0.65% 2020	100,000	922
Indonesia (Republic of) 0.67% 2021	800,000	7,375
Indonesia (Republic of) 0.54% 2022	800,000	7,358
Japan, Series 128, 0.10% 2021	7,203,350	66,526
Japan, Series 134, 0.10% 2022	5,470,000	50,701
Japan, Series 17, 0.10% 20233	2,924,560	27,279
Japan, Series 19, 0.10% 20243	11,559,390	108,195
Japan, Series 18, 0.10% 20243	11,113,750	103,870
Japan, Series 337, 0.30% 2024	1,404,150	13,200
Japan, Series 20, 0.10% 20253	3,396,600	31,839
Japan, Series 344, 0.10% 2026	3,760,000	35,116
Japan, Series 21, 0.10% 20263	3,091,724	29,080
Japan, Series 346, 0.10% 2027	30,890,300	288,494
Japan, Series 23, 0.10% 20283	23,005,568	217,871
Japan, Series 356, 0.10% 2029	34,880,000	324,790
Japan, Series 24, 0.10% 20293	9,554,647	90,486
Japan, Series 145, 1.70% 2033	8,945,000	99,995
Japan, Series 150, 1.40% 2034	1,615,000	17,605
Japan, Series 161, 0.60% 2037	8,835,600	86,607
Japan, Series 42, 1.70% 2044	8,978,850	108,775
Japan, Series 53, 0.60% 2046	999,700	9,723
Japan, Series 59, 0.70% 2048	2,033,500	20,235
KT Corp. 0.30% 2020	4,100,000	37,731
KT Corp. 0.31% 2020	800,000	7,366
KT Corp. 0.38% 2021	200,000	1,841
Philippines (Republic of) 0.38% 2021	800,000	7,368
United Mexican States 0.70% 2021	2,400,000	22,187
United Mexican States 0.62% 2022	200,000	1,843
		1,865,008

Capital World Bond Fund — Page 4 of 32

Bonds, notes & other debt instruments (continued) Chinese yuan renminbi 3.11%	Principal amount (000)	Value (000)
China (People’s Republic of), Series 1828, 3.22% 2025	CNY53,000	$7,703
China (People’s Republic of), Series 1906, 3.29% 2029	316,500	45,941
China (People’s Republic of), Series 1910, 3.86% 2049	1,000,550	147,518
China Development Bank Corp., Series 1804, 4.69% 2023	200,000	30,209
China Development Bank Corp., Series 1715, 4.24% 2027	349,800	52,263
China Development Bank Corp., Series 1805, 4.04% 2028	98,000	14,411
China Development Bank Corp., Series 1905, 3.48% 2029	1,047,600	148,007
		446,052
British pounds 1.95%
Deutsche Telekom AG 3.125% 2034	£3,500	5,036
Electricité de France SA 6.00% 2114	700	1,535
Fiserv, Inc. 2.25% 2025	150	204
HSBC Holdings PLC 3.00% 2030 (EUR Annual (vs. 6-month LIBOR) 1-year + 1.77% on 5/29/2029)1	8,000	11,194
HSBC Holdings PLC 5.375% 2030 (3-month GBP-LIBOR+ 1.50% on 11/4/2025)1	840	1,305
Lloyds Banking Group PLC 7.625% 2025	450	761
National Grid Transco PLC 1.375% 2026	290	382
National Grid Transco PLC 4.00% 2027	2,460	3,821
Nestlé Finance International Ltd. 2.25% 2023	400	559
United Kingdom 2.00% 2020	6,060	8,089
United Kingdom 1.75% 2022	19,400	26,527
United Kingdom 2.25% 2023	12,400	17,429
United Kingdom 1.00% 2024	2,500	3,367
United Kingdom 2.75% 2024	9,710	14,135
United Kingdom 1.50% 2026	6,990	9,776
United Kingdom 4.25% 2027	28,680	48,448
United Kingdom 1.625% 2028	9,670	13,769
United Kingdom 1.75% 2037	9,200	13,168
United Kingdom 3.25% 2044	16,550	30,499
United Kingdom 3.50% 2045	13,970	26,982
United Kingdom 1.50% 2047	21,550	29,590
United Kingdom 1.625% 2054	2,520	3,650
United Kingdom 2.50% 2065	3,842	7,329
Vodafone Group PLC 5.625% 2025	540	881
Wal-Mart Stores, Inc. 5.625% 2034	1,000	1,976
		280,412
Malaysian ringgits 1.87%
Malaysia (Federation of), Series 0319, 3.478% 2024	MYR339,970	84,096
Malaysia (Federation of), Series 0217, 4.059% 2024	11,000	2,790
Malaysia (Federation of), Series 0114, 4.181% 2024	10,000	2,548
Malaysia (Federation of), Series 0119, 3.906% 2026	196,500	49,737
Malaysia (Federation of), Series 0417, 3.899% 2027	16,650	4,221
Malaysia (Federation of), Series 0513, 3.733% 2028	37,100	9,309
Malaysia (Federation of), Series 0418, 4.893% 2038	342,985	95,566
Malaysia (Federation of), Series 0219, 4.467% 2039	58,000	15,379
Malaysia (Federation of), Series 0518, 4.921% 2048	17,000	4,723
		268,369
Brazilian reais 1.43%
Brazil (Federative Republic of) 0% 2020	BRL565,200	139,028
Brazil (Federative Republic of) 0% 2021	92,000	21,305
Brazil (Federative Republic of) 6.00% 20243	15,726	4,438
Brazil (Federative Republic of) 10.00% 2025	97,000	27,728

Capital World Bond Fund — Page 5 of 32

Bonds, notes & other debt instruments (continued) Brazilian reais (continued)	Principal amount (000)	Value (000)
Brazil (Federative Republic of) 10.00% 2027	BRL26,200	$7,665
Brazil (Federative Republic of) 10.00% 2029	17,500	5,258
		205,422
Indian rupees 1.37%
HDFC Bank Ltd. 7.95% 2026	INR200,000	2,850
India (Republic of) 7.68% 2023	374,900	5,470
India (Republic of) 6.97% 2026	4,348,950	61,611
India (Republic of) 7.59% 2026	1,636,100	23,878
India (Republic of) 6.79% 2027	2,836,000	39,633
India (Republic of) 8.24% 2027	1,763,490	26,609
India (Republic of) 7.17% 2028	1,198,600	17,141
India (Republic of) 7.59% 2029	192,000	2,818
National Highways Authority of India 7.17% 2021	920,000	12,994
National Highways Authority of India 7.27% 2022	210,000	2,938
		195,942
Canadian dollars 1.34%
Canada 0.75% 2021	C$7,000	5,329
Canada 1.00% 2022	16,200	12,258
Canada 2.25% 2025	171,210	135,726
Canada 3.50% 2045	2,660	2,781
Canada 1.25% 20473	3,324	3,163
Canada 2.75% 2048	22,100	20,823
Canada Housing Trust 2.90% 2024	5,000	4,004
Nova Scotia (Province of) 2.10% 2027	4,000	3,056
Saskatchewan (Province of) 2.65% 2027	4,000	3,162
Toronto-Dominion Bank 3.224% 20291	3,000	2,354
		192,656
South African rand 1.33%
South Africa (Republic of) 8.00% 2030	ZAR35,550	2,371
South Africa (Republic of), Series R-2044, 8.75% 2044	1,014,850	63,760
South Africa (Republic of), Series R-2048, 8.75% 2048	1,972,300	124,385
		190,516
Mexican pesos 1.24%
América Móvil, SAB de CV 8.46% 2036	MXN15,000	783
Petróleos Mexicanos 7.19% 2024	33,581	1,625
Petróleos Mexicanos 7.47% 2026	508,419	23,653
United Mexican States, Series M, 8.00% 2023	526,495	29,032
United Mexican States, Series M, 5.75% 2026	79,500	3,988
United Mexican States, Series M, 7.50% 2027	1,768,520	97,233
United Mexican States, Series M20, 8.50% 2029	374,000	22,032
		178,346
Danish kroner 0.96%
Nykredit Realkredit AS, Series 01E, 1.50% 20374	DKr229,773	35,679
Nykredit Realkredit AS, Series 01E, 2.00% 20374	50,521	7,914
Nykredit Realkredit AS, Series 01E, 1.50% 20404	578,351	89,732
Nykredit Realkredit AS, Series 01E, 2.50% 20474	28,635	4,532
Realkredit Danmark AS, Series 22S, 2.00% 20374	—5	—5
		137,857

Capital World Bond Fund — Page 6 of 32

Bonds, notes & other debt instruments (continued) Norwegian kroner 0.93%	Principal amount (000)	Value (000)
Norway (Kingdom of) 3.75% 2021	NKr608,801	$71,682
Norway (Kingdom of) 2.00% 2023	527,089	61,241
		132,923
Polish zloty 0.82%
Poland (Republic of), Series 1021, 5.75% 2021	PLN89,370	25,350
Poland (Republic of), Series 0922, 5.75% 2022	65,300	19,098
Poland (Republic of), Series 0123, 2.50% 2023	150,000	40,517
Poland (Republic of), Series 1023, 4.00% 2023	25,000	7,143
Poland (Republic of), Series 1024, 2.25% 2024	35,000	9,410
Poland (Republic of), Series 0725, 3.25% 2025	28,300	7,981
Poland (Republic of), Series 1029, 2.75% 2029	26,990	7,508
		117,007
Israeli shekels 0.64%
Israel (State of) 2.00% 2027	ILS160,700	50,748
Israel (State of) 5.50% 2042	80,200	39,865
Israel (State of) 3.75% 2047	2,900	1,176
		91,789
South Korean won 0.61%
South Korea (Republic of), Series 2209, 2.00% 2022	KRW40,035,100	35,147
South Korea (Republic of), Series 2712, 2.375% 2027	43,869,200	39,946
South Korea (Republic of), Series 3909, 1.125% 2039	15,291,240	11,974
		87,067
Russian rubles 0.56%
Russian Federation 7.00% 2023	RUB949,110	15,916
Russian Federation 7.10% 2024	184,000	3,107
Russian Federation 8.15% 2027	472,225	8,506
Russian Federation 6.90% 2029	1,317,875	22,391
Russian Federation 8.50% 2031	585,940	11,167
Russian Federation 7.70% 2033	121,510	2,185
Russian Federation 7.25% 2034	1,021,725	17,754
		81,026
Indonesian rupiah 0.53%
Indonesia (Republic of), Series 77, 8.125% 2024	IDR34,635,000	2,664
Indonesia (Republic of), Series 64, 6.125% 2028	98,419,000	6,696
Indonesia (Republic of), Series 78, 8.25% 2029	638,815,000	49,709
Indonesia (Republic of), Series 73, 8.75% 2031	45,886,000	3,658
Indonesia (Republic of), Series 65, 6.625% 2033	30,836,000	2,056
Indonesia (Republic of), Series 68, 8.375% 2034	143,239,000	11,066
		75,849
Ukrainian hryvnia 0.37%
Ukraine Government 14.64% 2020	UAH19,884	839
Ukraine Government 15.70% 2020	7,817	329
Ukraine Government 17.25% 2020	54,111	2,344
Ukraine Government 17.25% 2020	17,600	763
Ukraine Government 14.91% 2022	156,567	6,948
Ukraine Government 16.06% 2022	299,325	13,620
Ukraine Government 17.00% 2022	332,718	15,236
Ukraine Government 17.25% 2022	103,990	4,711

Capital World Bond Fund — Page 7 of 32

Bonds, notes & other debt instruments (continued) Ukrainian hryvnia (continued)	Principal amount (000)	Value (000)
Ukraine Government 15.84% 2025	UAH149,360	$7,388
Ukraine Government 15.84% 2025	9,100	450
		52,628
Colombian pesos 0.33%
Colombia (Republic of), Series B, 10.00% 2024	COP52,223,300	18,846
Colombia (Republic of), Series B, 7.50% 2026	2,100,000	698
Colombia (Republic of), Series B, 6.00% 2028	93,516,800	28,350
		47,894
Thai baht 0.27%
Thailand (Kingdom of) 2.125% 2026	THB1,073,800	37,686
Thailand (Kingdom of) 3.30% 2038	18,560	762
		38,448
Australian dollars 0.24%
Australia (Commonwealth of), Series 133, 5.50% 2023	A$31,315	25,224
Australia (Commonwealth of), Series 138, 3.25% 2029	11,050	9,028
		34,252
Dominican pesos 0.14%
Dominican Republic 8.90% 2023	DOP113,000	2,131
Dominican Republic 9.75% 2026	703,850	13,651
Dominican Republic 11.00% 2026	118,300	2,370
Dominican Republic 11.375% 2029	71,700	1,453
		19,605
Chilean pesos 0.08%
Chile (Banco Central de) 4.00% 2023	CLP1,540,000	2,156
Chile (Banco Central de) 4.50% 2026	1,755,000	2,575
Chile (Banco Central de) 4.70% 2030	2,170,000	3,289
Chile (Banco Central de) 6.00% 2043	1,645,000	2,958
		10,978
Uruguayan pesos 0.07%
Uruguay (Oriental Republic of) 9.875% 2022	UYU29,254	763
Uruguay (Oriental Republic of) 8.50% 2028	412,190	9,478
		10,241
Turkish lira 0.06%
Turkey (Republic of) 9.20% 2021	TRY3,275	534
Turkey (Republic of) 8.50% 2022	22,375	3,535
Turkey (Republic of) 2.80% 20233	5,658	941
Turkey (Republic of) 4.10% 20243	14,940	2,666
Turkey (Republic of) 10.60% 2026	6,400	1,019
		8,695
Argentine pesos 0.05%
Argentine Republic 2.50% 20213	ARS724,508	5,648
Argentine Republic (Badlar Private Banks ARS Index + 2.00%) 55.469% 20226	127,831	1,206
Buenos Aires (City of) (Badlar Private Banks ARS Index + 3.75%) 60.528% 20286	60,051	649
		7,503
New Zealand dollars 0.04%
New Zealand 4.50% 2027	NZ$7,250	5,882

Capital World Bond Fund — Page 8 of 32

Bonds, notes & other debt instruments (continued) Egyptian pounds 0.04%	Principal amount (000)	Value (000)
Egypt (Arab Republic of) 14.80% 2023	EGP27,200	$1,753
Egypt (Arab Republic of) 17.20% 2023	11,600	800
Egypt (Arab Republic of) 15.90% 2024	20,850	1,404
Egypt (Arab Republic of) 18.40% 2024	2,500	181
Egypt (Arab Republic of) 15.70% 2027	21,900	1,509
		5,647
Nigerian naira 0.03%
Nigeria (Republic of) 0% 2020	NGN873,200	2,280
Nigeria (Republic of) 0% 2020	802,350	2,095
		4,375
Romanian leu 0.03%
Romania 5.95% 2021	RON15,000	3,630
Peruvian nuevos soles 0.00%
Peru (Republic of) 5.35% 2040	PEN1,440	440
Ghana cedi 0.00%
Ghana (Republic of) 19.00% 2026	GHS2,195	354
Zambian kwacha 0.00%
Zambia (Republic of) 13.00% 2026	ZMW7,400	256
U.S. dollars 41.29%
Abbott Laboratories 3.40% 2023	$5,950	6,258
AbbVie Inc. 2.50% 2020	2,525	2,529
AbbVie Inc. 2.60% 20242	2,407	2,423
AbbVie Inc. 2.95% 20262	1,721	1,749
AbbVie Inc. 3.20% 20292	7,143	7,271
AbbVie Inc. 4.05% 20392	1,629	1,727
AbbVie Inc. 4.45% 2046	1,943	2,079
AbbVie Inc. 4.25% 20492	363	384
Abu Dhabi (Emirate of) 2.50% 20222	10,600	10,745
Abu Dhabi (Emirate of) 3.125% 20272	10,600	11,124
Abu Dhabi (Emirate of) 3.125% 2027	650	682
Abu Dhabi (Emirate of) 2.50% 2029	750	749
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 20212	1,000	1,067
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 20232	20,735	21,336
Abu Dhabi National Energy Co. PJSC (TAQA) 4.875% 20302	440	504
ACE INA Holdings Inc. 2.30% 2020	2,555	2,564
ADT Corp. 3.50% 2022	3,325	3,394
AES Corp. 5.50% 2025	1,482	1,534
AG Merger Sub II, Inc. 10.75% 20272	1,143	1,146
Air Liquide SA 2.25% 20292	500	491
AK Steel Holding Corp. 7.625% 2021	1,300	1,314
Albertsons Cos. LLC 4.625% 20272	2,600	2,602
Alexandria Real Estate Equities, Inc. 3.90% 2023	1,350	1,418
Alexandria Real Estate Equities, Inc. 3.80% 2026	1,040	1,112
Alexandria Real Estate Equities, Inc. 3.95% 2028	465	499
Alexandria Real Estate Equities, Inc. 2.75% 2029	631	623

Capital World Bond Fund — Page 9 of 32

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Alexandria Real Estate Equities, Inc. 4.50% 2029	$1,000	$1,127
Alexandria Real Estate Equities, Inc. 3.375% 2031	710	741
Alibaba Group Holding Ltd. 3.40% 2027	2,300	2,396
Allergan PLC 3.00% 2020	12,460	12,470
Allergan PLC 3.80% 2025	1,037	1,089
Allergan PLC 4.75% 2045	3,800	4,134
Allison Transmission Holdings, Inc. 5.00% 20242	3,150	3,233
Allstate Corp. 3.85% 2049	250	277
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.446% 20256,7	3,265	3,199
Altice NV 7.50% 20262	1,550	1,669
Altice SA 7.625% 20252	2,525	2,632
Altria Group, Inc. 2.625% 2020	8,200	8,201
Altria Group, Inc. 5.95% 2049	1,581	1,914
Amazon.com, Inc. 3.15% 2027	170	180
Amazon.com, Inc. 3.875% 2037	250	284
Amazon.com, Inc. 4.05% 2047	320	376
AMC Networks Inc. 5.00% 2024	250	256
AMC Networks Inc. 4.75% 2025	1,300	1,308
American Campus Communities, Inc. 3.35% 2020	2,000	2,017
American Campus Communities, Inc. 3.75% 2023	3,090	3,220
American Campus Communities, Inc. 4.125% 2024	1,945	2,074
American Campus Communities, Inc. 3.30% 2026	1,500	1,554
American Campus Communities, Inc. 3.625% 2027	2,575	2,715
American Energy-Permian Basin, LLC/AEPB Finance Corp. 12.00% 20242	1,783	1,239
American Express Co. 3.00% 2021	8,000	8,096
American Honda Finance Corp. 1.65% 2021	4,750	4,741
American Honda Finance Corp. 3.55% 2024	1,000	1,055
American Honda Finance Corp. 3.50% 2028	2,712	2,921
American International Group, Inc. 3.90% 2026	475	509
American International Group, Inc. 4.80% 2045	500	599
Angola (Republic of) 9.50% 2025	1,200	1,408
Angola (Republic of) 8.00% 20292	850	909
Angola (Republic of) 9.125% 20492	1,100	1,180
Anheuser-Busch Co./InBev Worldwide 4.90% 2046	2,000	2,369
Anheuser-Busch InBev NV 4.15% 2025	11,770	12,813
Anheuser-Busch InBev NV 4.75% 2029	15,294	17,719
Anheuser-Busch InBev NV 4.90% 2031	2,500	2,977
Anheuser-Busch InBev NV 5.55% 2049	4,029	5,227
Anthem, Inc. 2.875% 2029	1,705	1,699
AON Corp. 2.20% 2022	1,024	1,029
Apache Corp. 4.25% 2030	4,290	4,449
Apache Corp. 5.35% 2049	2,320	2,428
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.945% 20256,7	250	257
Argentine Republic 6.875% 2021	11,015	5,980
Argentine Republic 7.50% 2026	12,265	6,413
Argentine Republic 5.875% 2028	1,200	567
Argentine Republic 3.75% 2038 (5.25% on 3/31/2029)1	4,000	1,964
Argentine Republic 7.625% 2046	3,400	1,720
Argentine Republic 6.875% 2048	11,705	5,644
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.245% 20236,7	679	643
Associated Materials, LLC 9.00% 20242	6,058	5,331
AstraZeneca PLC 4.00% 2029	5,479	6,084
Autoridad del Canal de Panama 4.95% 20352	3,200	3,739
Avangrid, Inc. 3.80% 2029	3,000	3,182
Avis Budget Group, Inc. 5.50% 2023	1,216	1,241

Capital World Bond Fund — Page 10 of 32

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Avis Budget Group, Inc. 5.25% 20252	$750	$774
B&G Foods, Inc. 5.25% 2025	690	711
Bahrain (Kingdom of) 5.875% 2021	1,100	1,136
Bahrain (Kingdom of) 6.125% 2023	1,000	1,106
Baidu Inc. 4.375% 2024	1,100	1,174
Banco do Brasil SA (Cayman) 3.875% 2022	1,300	1,328
Bangkok Bank PCL 3.733% (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.90% on 9/25/2029)1,2	290	294
Bank of America Corp. 2.625% 2020	6,875	6,915
Bank of America Corp. 3.458% 2025 (3-month USD-LIBOR + 0.97% on 3/15/2024)1	1,956	2,043
Bank of America Corp. 2.88% 2030 (3-month USD-LIBOR + 1.19% on 10/22/2029)1	6,063	6,115
Bank of China Ltd. 3.50% 2027	3,100	3,210
Bank of Montreal 4.338% 2028 (USD Semi Annual 30/360 (vs. 3-month LIBOR) 5-year + 1.28% on 10/5/2023)1	7,615	8,034
Bausch Health Cos. Inc. 5.00% 20282	340	350
Baxalta Inc. 4.00% 2025	469	505
Bayer US Finance II LLC 3.875% 20232	5,690	5,972
Bayer US Finance II LLC 4.25% 20252	557	601
Bayerische Motoren Werke AG 2.95% 20222	25,475	25,961
Bayerische Motoren Werke AG 3.45% 20232	5,740	5,956
Bayerische Motoren Werke AG 3.15% 20242	2,555	2,643
Becton, Dickinson and Co. 2.894% 2022	3,630	3,690
Becton, Dickinson and Co. 3.734% 2024	5,427	5,752
Becton, Dickinson and Co. 3.70% 2027	3,850	4,102
Berkshire Hathaway Finance Corp. 4.20% 2048	2,000	2,364
Berkshire Hathaway Finance Corp. 4.25% 2049	3,000	3,553
BMW Finance NV 2.40% 20242	3,000	3,012
Boeing Co. 3.10% 2026	4,067	4,197
Boeing Co. 2.70% 2027	3,000	3,041
Boeing Co. 3.20% 2029	5,156	5,374
Boeing Co. 2.95% 2030	788	806
Boston Scientific Corp. 3.375% 2022	5,000	5,163
Boston Scientific Corp. 3.45% 2024	2,780	2,908
Boston Scientific Corp. 3.75% 2026	3,380	3,622
Boston Scientific Corp. 4.70% 2049	360	437
Boyd Gaming Corp. 4.75% 20272	1,520	1,582
BP Capital Markets PLC 3.79% 2024	8,610	9,162
BP Capital Markets PLC 4.234% 2028	5,510	6,229
Braskem SA 4.50% 20302	4,050	4,036
Bristol-Myers Squibb Co. 2.60% 20222	1,379	1,402
Bristol-Myers Squibb Co. 2.90% 20242	20,404	21,065
Bristol-Myers Squibb Co. 3.20% 20262	2,254	2,366
Bristol-Myers Squibb Co. 3.40% 20292	9,300	9,947
Bristol-Myers Squibb Co. 4.25% 20492	2,117	2,509
British American Tobacco PLC 2.764% 2022	3,110	3,155
British American Tobacco PLC 2.789% 2024	5,900	5,949
British American Tobacco PLC 3.215% 2026	4,902	4,941
British American Tobacco PLC 3.557% 2027	7,740	7,900
British American Tobacco PLC 3.462% 2029	5,900	5,972
British American Tobacco PLC 4.54% 2047	3,660	3,677
British American Tobacco PLC 4.758% 2049	6,476	6,702
Broadcom Inc. 4.75% 20292	5,000	5,472
Broadcom Ltd. 3.00% 2022	13,000	13,191
Broadcom Ltd. 3.625% 2024	8,000	8,290
Broadcom Ltd. 3.875% 2027	4,325	4,492
Broadcom Ltd. 3.50% 2028	3,530	3,554

Capital World Bond Fund — Page 11 of 32

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Brookfield Property REIT Inc. 5.75% 20262	$3,440	$3,636
Cablevision Systems Corp. 6.75% 2021	5,425	5,851
Calpine Corp. 5.25% 20262	585	610
Cameroon (Republic of) 9.50% 2025	300	337
Carrizo Oil & Gas Inc. 6.25% 2023	1,640	1,668
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	4,315	4,343
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20232	2,550	2,608
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 20262	2,000	2,114
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	2,870	2,976
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	10,540	11,232
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 20302	1,500	1,533
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	1,450	1,691
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2049	1,200	1,304
Cenovus Energy Inc. 5.40% 2047	1,593	1,859
Centene Corp. 4.75% 2022	2,730	2,789
Centene Corp. 4.75% 2025	1,600	1,665
Centene Corp. 4.625% 20292	2,890	3,051
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 20234	347	347
CenturyLink, Inc. 6.75% 2023	3,125	3,495
CenturyLink, Inc. 7.50% 2024	1,250	1,412
CenturyLink, Inc. 5.125% 20262	1,225	1,250
CenturyLink, Inc., Series T, 5.80% 2022	3,300	3,475
Chemours Co. 6.625% 2023	4,402	4,428
Chesapeake Energy Corp. 4.875% 2022	5,470	4,337
Chesapeake Energy Corp. 5.75% 2023	1,280	870
Chesapeake Energy Corp. 11.50% 20252	1,592	1,508
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 8.00%) 9.928% 20246,7	1,185	1,224
Chevron Corp. 2.954% 2026	6,590	6,888
Chevron Phillips Chemical Co. LLC 3.30% 20232	155	160
China CITIC Bank International Ltd. 4.625% 2029 (UST Yield Curve Rate T Note Constant Maturity 5-year + 2.25% on 2/28/2024)1	5,800	6,040
China Construction Bank Corp. 4.25% 2029 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.88% on 2/27/2024)1	2,000	2,099
Cigna Corp. 3.40% 2021	3,835	3,926
Cigna Corp. 3.75% 2023	8,612	9,033
Cigna Corp. 4.125% 2025	2,615	2,839
Cigna Corp. 4.375% 2028	3,868	4,288
Citigroup Inc. 2.90% 2021	10,000	10,165
Citigroup Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)1	4,430	4,498
Cleveland-Cliffs Inc. 4.875% 20242	5,150	5,274
Cleveland-Cliffs Inc. 5.75% 2025	3,871	3,830
Cleveland-Cliffs Inc. 5.875% 20272	7,275	6,997
CMS Energy Corp. 3.00% 2026	2,994	3,076
CMS Energy Corp. 4.875% 2044	1,105	1,318
Colbun SA 4.50% 20242	1,800	1,912
Colbun SA 3.95% 20272	2,445	2,550
Colombia (Republic of) 4.50% 2026	750	818
Colombia (Republic of) 7.375% 2037	1,000	1,423
Colombia (Republic of) 5.20% 2049	12,200	14,725
Columbia Pipeline Partners LP 3.30% 2020	395	396
Comcast Corp. 3.95% 2025	4,395	4,797
Comcast Corp. 2.65% 2030	6,460	6,486
Comcast Corp. 3.25% 2039	1,190	1,208
Comcast Corp. 4.00% 2048	5,745	6,378
Comcast Corp. 3.45% 2050	4,490	4,600

Capital World Bond Fund — Page 12 of 32

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Comision Federal de Electricidad 4.875% 20242	$3,500	$3,773
Comision Federal de Electricidad 4.75% 20272	370	391
CommScope Finance LLC 6.00% 20262	1,450	1,545
Community Health Systems Inc. 5.125% 2021	775	777
Compass Diversified Holdings 8.00% 20262	3,090	3,354
Comstock Resources, Inc. 9.75% 2026	1,725	1,570
Conagra Brands, Inc. 4.30% 2024	4,750	5,115
Conagra Brands, Inc. 4.60% 2025	1,200	1,325
Conagra Brands, Inc. 5.40% 2048	5,137	6,266
Concho Resources Inc. 4.85% 2048	1,999	2,330
CONSOL Energy Inc. 5.875% 2022	10,994	11,029
Consolidated Edison Co. of New York, Inc. 3.125% 2027	1,458	1,525
Consolidated Energy Finance SA 6.50% 20262	645	607
Constellation Brands, Inc. 2.65% 2022	7,000	7,099
Constellation Brands, Inc. 4.10% 2048	750	784
Constellation Oil Services Holding SA 10.00% 20242,8,9,10	6,218	2,954
Consumers Energy Co. 3.10% 2050	3,000	2,992
Convey Park Energy LLC 7.50% 20252	675	582
Costa Rica (Republic of) 6.125% 20312	3,935	4,192
Costa Rica (Republic of) 7.00% 2044	852	900
Crédit Agricole SA 4.375% 20252	14,265	15,338
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)1,2	9,995	10,647
CRH America, Inc. 5.125% 20452	3,000	3,499
CSX Corp. 4.25% 2029	6,730	7,577
CVR Partners, LP 9.25% 20232	2,575	2,695
CVS Health Corp. 2.80% 2020	1,900	1,906
CVS Health Corp. 3.35% 2021	4,432	4,506
CVS Health Corp. 3.70% 2023	3,130	3,260
CVS Health Corp. 4.30% 2028	4,354	4,755
DaimlerChrysler North America Holding Corp. 2.25% 20202	350	350
DaimlerChrysler North America Holding Corp. 2.00% 20212	300	299
DaimlerChrysler North America Holding Corp. 3.00% 20212	28,225	28,505
DaimlerChrysler North America Holding Corp. 3.40% 20222	3,370	3,453
Danske Bank AS 2.70% 20222	7,200	7,254
DaVita HealthCare Partners Inc. 5.00% 2025	1,260	1,299
DCP Midstream Operating LP 4.95% 2022	1,605	1,670
Diamond Offshore Drilling, Inc. 4.875% 2043	2,450	1,344
Dianjian Haiyu Ltd. 3.50% (UST Yield Curve Rate T Note Constant Maturity 5-year + 6.773% on 7/19/2023)1	3,001	3,014
Dianjian Haiyu Ltd. 4.30% (UST Yield Curve Rate T Note Constant Maturity 5-year + 5.451% on 6/20/2024)1	1,722	1,760
Dianjian International Finance Ltd., 4.60% (UST Yield Curve Rate T Note Constant Maturity 5-year + 6.933% on 7/19/2023)1	3,242	3,352
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 4.50% 20236,7	452	440
Diebold, Inc. 8.50% 2024	1,875	1,815
Dominican Republic 7.50% 20212	7,000	7,280
Dominican Republic 5.50% 20252	6,500	7,015
Dominican Republic 5.50% 2025	1,888	2,037
Dominican Republic 6.875% 2026	4,150	4,748
Dominican Republic 8.625% 20272	1,000	1,217
Dominican Republic 6.00% 20282	555	618
Dominican Republic 6.85% 2045	1,570	1,797
Dominican Republic 6.85% 20452	230	263
Dominican Republic 6.40% 20492	10,038	11,039
Dow Chemical Co. 4.55% 2025	500	552
Dow Chemical Co. 3.625% 2026	382	402
Dow Chemical Co. 4.80% 2028	385	441

Capital World Bond Fund — Page 13 of 32

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Dow Chemical Co. 5.55% 2048	$725	$905
Dow Chemical Co. 4.80% 2049	2,500	2,895
DP World Crescent 4.848% 20282	2,925	3,214
DTE Electric Co. 3.75% 2047	3,000	3,278
Duke Energy Carolinas, LLC 2.95% 2026	1,919	1,982
Duke Energy Carolinas, LLC 3.20% 2049	276	275
Duke Energy Florida, LLC 2.50% 2029	3,121	3,121
Duke Energy Progress, LLC 3.70% 2028	6,150	6,726
Duke Energy Progress, LLC 3.60% 2047	461	483
Dun & Bradstreet Corp. 6.875% 20262	1,080	1,194
Dun & Bradstreet Corp., Term Loan B, (3-month USD-LIBOR + 5.00%) 6.792% 20266,7	1,295	1,307
Edison International 3.55% 2024	2,000	2,049
Edison International 5.75% 2027	2,325	2,612
Edison International 4.125% 2028	10,000	10,258
EDP Finance BV 5.25% 20212	2,500	2,578
EDP Finance BV 3.625% 20242	3,000	3,123
Egypt (Arab Republic of) 5.75% 2020	9,200	9,312
Egypt (Arab Republic of) 6.125% 2022	830	866
Egypt (Arab Republic of) 4.55% 20232	1,600	1,637
Egypt (Arab Republic of) 5.875% 2025	2,000	2,131
Egypt (Arab Republic of) 7.50% 20272	10,300	11,508
Egypt (Arab Republic of) 8.15% 20592	750	803
Electricité de France SA 3.625% 20252	760	806
Electricité de France SA 4.50% 20282	1,722	1,915
Electricité de France SA 4.75% 20352	4,039	4,620
Electricité de France SA 4.875% 20382	3,592	4,220
Electricité de France SA 4.875% 20442	325	373
Electricité de France SA 4.95% 20452	206	243
Electricité de France SA 5.00% 20482	573	682
Embarq Corp. 7.995% 2036	1,855	1,965
EMD Finance LLC 2.40% 20202	6,565	6,567
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)1	5,000	5,658
Emera US Finance LP 3.55% 2026	1,880	1,953
Empresa Nacional de Electricidad SA 4.25% 2024	2,100	2,215
Empresas Publicas de Medellin E.S.P. 4.25% 20292	4,935	5,143
ENA Norte Trust 4.95% 20282	4,433	4,590
Enbridge Energy Partners, LP 7.375% 2045	3,432	5,120
Encompass Health Corp. 4.50% 2028	480	498
Endo International PLC 5.75% 20222	6,075	4,526
Endo International PLC 6.00% 20251,2	6,120	4,144
Enel Chile SA 4.875% 2028	1,435	1,590
Enel Finance International SA 2.75% 20232	21,600	21,755
Enel Finance International SA 3.50% 20282	7,600	7,778
Enel Finance International SA 6.00% 20392	4,740	5,969
Enel Società per Azioni 8.75% 20731,2	10,000	11,763
Energy Transfer Partners, LP 4.20% 2027	12,190	12,763
Energy Transfer Partners, LP 5.30% 2047	550	587
Energy Transfer Partners, LP 5.40% 2047	690	749
Energy Transfer Partners, LP 6.00% 2048	3,997	4,658
Energy Transfer Partners, LP 6.25% 2049	3,856	4,647
EPR Properties 3.75% 2029	2,900	2,939
Equinix, Inc. 3.20% 2029	9,278	9,330
Equinor ASA 3.625% 2028	8,345	9,159
Equinor ASA 3.25% 2049	2,358	2,376
Essex Portfolio LP 3.625% 2022	1,420	1,469

Capital World Bond Fund — Page 14 of 32

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Essex Portfolio LP 3.25% 2023	$2,870	$2,949
Essex Portfolio LP 3.875% 2024	3,360	3,552
Essex Portfolio LP 4.00% 2029	1,200	1,303
Ethiopia (Federal Democratic Republic of) 6.625% 2024	1,230	1,331
Euramax International, Inc. 12.00% 20202	3,675	3,649
European Investment Bank 2.25% 2022	4,600	4,660
Eversource Energy 3.30% 2028	470	484
Export Credit Bank of Turkey 5.375% 20212	4,660	4,740
Export Credit Bank of Turkey 5.375% 2021	1,280	1,302
Extraction Oil & Gas, Inc. 5.625% 20262	2,475	1,492
Exxon Mobil Corp. 2.222% 2021	4,000	4,026
Fannie Mae 6.50% 20474	70	75
Fannie Mae 6.50% 20474	18	19
Fannie Mae 7.00% 20474	38	43
Fannie Mae Pool #AL3927 2.50% 20234	500	504
Fannie Mae Pool #AI6697 3.00% 20264	644	661
Fannie Mae Pool #AJ0049 3.00% 20264	264	271
Fannie Mae Pool #AL1381 3.00% 20274	29	30
Fannie Mae Pool #BM4299 3.00% 20304	1,811	1,855
Fannie Mae Pool #FM1465 3.00% 20304	327	336
Fannie Mae Pool #BO7771 2.50% 20344	785	792
Fannie Mae Pool #MA3864 2.50% 20344	193	195
Fannie Mae Pool #BJ9733 2.50% 20344	49	49
Fannie Mae Pool #BK0499 3.00% 20344	587	603
Fannie Mae Pool #BJ9590 3.00% 20344	462	474
Fannie Mae Pool #826003 6.00% 20354	41	46
Fannie Mae Pool #964204 5.50% 20384	1,047	1,175
Fannie Mae Pool #BC7599 4.00% 20464	4,573	4,846
Fannie Mae Pool #BC8578 4.00% 20464	1,139	1,208
Fannie Mae Pool #CA0487 3.50% 20474	477	496
Fannie Mae Pool #MA3467 4.00% 20484	33,142	34,530
Fannie Mae Pool #FM1437 4.00% 20484	19,340	20,164
Fannie Mae Pool #MA3495 4.00% 20484	10,139	10,561
Fannie Mae Pool #MA3521 4.00% 20484	5,250	5,462
Fannie Mae Pool #BN2846 4.00% 20484	700	728
Fannie Mae Pool #MA3384 4.00% 20484	151	158
Fannie Mae Pool #MA3692 3.50% 20494	134,511	138,233
Fannie Mae Pool #CA4566 3.50% 20494	5,767	5,930
Fannie Mae Pool #MA3686 3.50% 20494	1,750	1,798
Fannie Mae Pool #BN5402 3.50% 20494	340	350
Fannie Mae Pool #MA3775 3.50% 20494	289	298
Fannie Mae Pool #BN9750 3.50% 20494	116	119
Fannie Mae Pool #CA3138 3.605% 20494,6	11,283	11,595
Fannie Mae Pool #MA3776 4.00% 20494	47,582	49,663
Fannie Mae Pool #CA4174 4.00% 20494	9,301	9,693
Fannie Mae Pool #CA4574 4.00% 20494	8,845	9,223
Fannie Mae Pool #MA3804 4.00% 20494	6,342	6,623
Fannie Mae Pool #BO2188 4.00% 20494	6,119	6,380
Fannie Mae Pool #BN4333 4.00% 20494	1,045	1,086
Fannie Mae, Series 2001-4, Class GA, 9.16% 20254,6	—5	—5
Fannie Mae, Series 2012-M17, Class A2, Multi Family, 2.184% 20224	2,616	2,626
Fannie Mae, Series 2012-M9, Class A2, Multi Family, 2.482% 20224	2,039	2,051
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 20364	393	354
First Quantum Minerals Ltd. 7.25% 20232	5,325	5,524
First Quantum Minerals Ltd. 6.50% 20242	1,226	1,232

Capital World Bond Fund — Page 15 of 32

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
First Quantum Minerals Ltd. 7.50% 20252	$9,775	$10,015
First Quantum Minerals Ltd. 6.875% 20262	1,175	1,192
FirstEnergy Corp. 3.90% 2027	3,000	3,208
FirstEnergy Corp. 3.50% 20282	1,425	1,484
FirstEnergy Corp., Series B, 4.25% 2023	5,912	6,233
Florida Power & Light Co. 3.15% 2049	2,500	2,527
France Télécom 9.00% 20311	5,390	8,342
Freddie Mac 6.00% 20384	41	46
Freddie Mac 3.50% 20484	183	189
Freddie Mac 3.725% 20494,6	1,942	1,996
Freddie Mac Pool #ZK3775 3.00% 20264	85	88
Freddie Mac Pool #ZT1344 3.00% 20334	2,039	2,092
Freddie Mac Pool #SB0023 3.00% 20334	922	946
Freddie Mac Pool #ZT2094 2.50% 20344	8,136	8,207
Freddie Mac Pool #SB8013 2.50% 20344	1,272	1,283
Freddie Mac Pool #SB8020 2.50% 20344	375	378
Freddie Mac Pool #SB8002 3.00% 20344	3,641	3,733
Freddie Mac Pool #SB8021 3.00% 20344	1,006	1,032
Freddie Mac Pool #SB8026 2.50% 20354	5,092	5,137
Freddie Mac Pool #ZT1545 4.00% 20484	115,769	120,554
Freddie Mac Pool #SI2002 4.00% 20484	29,140	30,563
Freddie Mac Pool #SD8005 3.50% 20494	19,145	19,671
Freddie Mac Pool #V85472 3.50% 20494	7,195	7,432
Freddie Mac Pool #ZT1776 3.50% 20494	633	650
Freddie Mac Pool #2B7343 3.767% 20494,6	14,036	14,449
Freddie Mac Pool #ZN4802 4.00% 20494	5,707	5,951
Freddie Mac Pool #ZT1952 4.00% 20494	133	138
Freddie Mac, Series 3213, Class OG, principal only, 0% 20364	678	635
Freddie Mac, Series 3292, Class BO, principal only, 0% 20374	110	98
Freeport-McMoRan Inc. 3.55% 2022	7,238	7,341
Frontier Communications Corp. 11.00% 2025	19,155	9,338
Frontier Communications Corp. 8.00% 20272	1,275	1,335
FS Energy and Power Fund 7.50% 20232	2,325	2,388
FXI Holdings, Inc. 7.875% 20242	730	703
FXI Holdings, Inc. 12.25% 20262	2,070	2,159
Gabonese Republic 6.375% 2024	900	942
Gabonese Republic 6.95% 2025	1,750	1,848
Gaming and Leisure Properties, Inc. 3.35% 2024	1,014	1,038
Gaming and Leisure Properties, Inc. 4.00% 2030	1,331	1,362
Gazprom OJSC 5.999% 20212	3,900	4,058
GE Capital International Funding Co. 4.418% 2035	1,771	1,889
General Dynamics Corp. 3.75% 2028	7,930	8,728
General Electric Capital Corp. 3.373% 2025	3,750	3,906
General Mills, Inc. 3.20% 2021	2,215	2,255
General Motors Co. 6.75% 2046	4,955	5,825
General Motors Financial Co. 3.55% 2022	1,850	1,905
General Motors Financial Co. 5.10% 2024	7,000	7,600
General Motors Financial Co. 4.00% 2026	1,000	1,048
Genesis Energy, LP 6.75% 2022	4,343	4,394
Genesis Energy, LP 6.50% 2025	920	892
Genesys Telecommunications Laboratories, Inc. 10.00% 20242	525	569
Ghana (Republic of) 8.95% 20512	500	513
GlaxoSmithKline PLC 3.375% 2023	12,315	12,844
Gogo Inc. 9.875% 20242	11,845	12,536
Goldman Sachs Group, Inc. 5.25% 2021	2,355	2,472

Capital World Bond Fund — Page 16 of 32

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)1	$1,115	$1,135
Goldman Sachs Group, Inc. 3.20% 2023	10,279	10,570
Government National Mortgage Assn. 4.00% 20454	8,012	8,407
Government National Mortgage Assn. 4.50% 20494	415	433
Government National Mortgage Assn. 4.50% 20504,11	1,895	1,982
Government National Mortgage Assn. Pool #MA5987 4.50% 20494	56,830	59,598
Government National Mortgage Assn. Pool #MA6041 4.50% 20494	28,323	29,765
Government National Mortgage Assn. Pool #MA5877 4.50% 20494	2,953	3,085
Groupe BPCE SA 2.75% 20232	5,175	5,259
Groupe BPCE SA 5.70% 20232	11,253	12,460
Groupe BPCE SA 5.15% 20242	5,000	5,487
Guardian Life Global Funding 2.90% 20242	525	540
Guatemala (Republic of) 4.50% 2026	1,261	1,328
Guatemala (Republic of) 4.375% 2027	2,710	2,813
Guatemala (Republic of) 4.875% 2028	4,400	4,693
Gulf Power Co. 3.30% 2027	1,508	1,571
H.I.G. Capital, LLC 6.75% 20242	768	716
Hanesbrands Inc. 4.625% 20242	1,270	1,342
Hanesbrands Inc. 4.875% 20262	1,105	1,172
Hardwoods Acquisition Inc. 7.50% 20212	959	489
Hartford Financial Services Group, Inc. 2.80% 2029	3,500	3,543
Hartford Financial Services Group, Inc. 3.60% 2049	750	773
HCA Inc. 5.875% 2023	875	969
HealthSouth Corp. 5.75% 2025	4,130	4,338
Hertz Global Holdings Inc. 7.625% 20222	1,852	1,931
Hess Midstream Partners LP 5.125% 20282	785	796
Hexion Inc. 7.875% 20272	460	480
Holcim Ltd. 5.15% 20232	2,500	2,685
Home Depot, Inc. 2.95% 2029	7,898	8,216
Home Depot, Inc. 4.50% 2048	863	1,064
Honduras (Republic of) 8.75% 2020	8,427	8,894
Honduras (Republic of) 6.25% 2027	3,152	3,449
Honeywell International Inc. 2.30% 2024	2,200	2,230
Honeywell International Inc. 2.70% 2029	4,408	4,513
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)1	4,750	5,119
Hungary 5.375% 2024	25,400	28,677
Hyundai Capital America 2.55% 20202	11,225	11,230
Hyundai Capital America 3.25% 20222	2,104	2,144
Icahn Enterprises Finance Corp. 6.25% 2022	3,275	3,343
Icahn Enterprises Finance Corp. 4.75% 20242	1,290	1,327
Icahn Enterprises Finance Corp. 5.25% 20272	1,240	1,271
iHeartCommunications, Inc. 5.25% 20272	1,475	1,546
Indonesia (Republic of) 3.75% 2022	16,525	17,086
Indonesia (Republic of) 3.375% 2023	2,600	2,681
Indonesia (Republic of) 4.75% 2026	21,600	24,034
Indonesia (Republic of) 6.75% 2044	950	1,361
Indonesia (Republic of) 6.75% 20442	925	1,325
Inmarsat PLC 4.875% 20222	2,075	2,105
Intelsat Jackson Holding Co. 8.50% 20242	9,125	8,330
Interstate Power and Light Co. 3.25% 2024	7,929	8,255
Intesa Sanpaolo SpA 3.25% 20242	6,325	6,360
Intesa Sanpaolo SpA 4.00% 20292	2,475	2,512
IPALCO Enterprises, Inc. 3.70% 2024	275	284
Iraq (Republic of) 6.752% 20232	2,200	2,257
Jaguar Holding Co. 6.375% 20232	2,000	2,069

Capital World Bond Fund — Page 17 of 32

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Jefferies Financial Group Inc. 5.50% 2023	$1,375	$1,495
Jersey Central Power & Light Co. 4.30% 20262	560	610
Jonah Energy LLC 7.25% 20252	1,100	327
Jordan (Hashemite Kingdom of) 5.75% 20272	4,810	5,087
JPMorgan Chase & Co. 2.40% 2021	1,100	1,107
JPMorgan Chase & Co. 2.55% 2021	11,700	11,791
JPMorgan Chase & Co. 4.023% 2024 (3-month USD-LIBOR + 1.00% on 12/5/2023)1	12,338	13,157
JPMorgan Chase & Co. 2.739% 2030 (USD-SOFR + 1.51% on 10/15/2029)1	2,428	2,428
Kazakhstan (Republic of) 3.875% 2024	575	618
Kazakhstan (Republic of) 4.875% 2044	550	681
Kenya (Republic of) 6.875% 2024	3,010	3,266
Keurig Dr Pepper Inc. 4.057% 2023	5,500	5,801
Keurig Dr Pepper Inc. 4.417% 2025	3,205	3,501
Keurig Dr Pepper Inc. 4.597% 2028	9,325	10,477
Keurig Dr Pepper Inc. 5.085% 2048	8,775	10,583
Kinder Morgan Energy Partners, LP 3.50% 2023	750	778
Kinder Morgan Energy Partners, LP 4.15% 2024	1,410	1,497
Kinder Morgan, Inc. 3.15% 2023	1,750	1,792
Korea Housing Finance Corp. 2.50% 20202,4	10,700	10,760
Korea Housing Finance Corp. 2.00% 20212,4	12,275	12,245
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.159% 20246,7	3,650	3,750
Kuwait (State of) 2.75% 20222	16,650	16,931
Leader Goal International Ltd. 4.25%1	1,800	1,841
Liberty Global PLC 5.50% 20282	1,175	1,193
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 10.85% 2020 (100% PIK)6,7,10	3,651	2,329
Lima Metro Line 2 Finance Ltd. 5.875% 20342	9,385	10,890
Lima Metro Line 2 Finance Ltd. 5.875% 2034	4,017	4,653
Lima Metro Line 2 Finance Ltd. 4.35% 20362	3,300	3,505
Lithuania (Republic of) 7.375% 2020	9,400	9,459
Lithuania (Republic of) 6.625% 20222	2,000	2,193
Lloyds Banking Group PLC 3.75% 2027	13,770	14,474
Lloyds Banking Group PLC 4.375% 2028	1,150	1,268
Lockheed Martin Corp. 2.50% 2020	940	945
Lockheed Martin Corp. 3.10% 2023	740	763
Lowe’s Cos., Inc. 3.65% 2029	3,436	3,673
Lowe’s Cos., Inc. 4.05% 2047	387	417
Lowe’s Cos., Inc. 4.55% 2049	1,426	1,681
LPL Financial Holdings Inc. 4.625% 20272	1,080	1,104
LSB Industries, Inc. 9.625% 20232	3,280	3,378
LSC Communications, Inc. 8.75% 20232	2,165	1,175
LYB International Finance III, LLC 4.20% 2049	332	347
Mallinckrodt PLC 4.875% 20202	11,995	9,274
Mallinckrodt PLC 5.75% 20222	1,105	456
Marsh & McLennan Cos., Inc. 3.875% 2024	370	395
Marsh & McLennan Cos., Inc. 4.375% 2029	160	182
Marsh & McLennan Cos., Inc. 4.75% 2039	500	604
Mattel, Inc. 6.75% 20252	1,925	2,073
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 5.555% 20246,7	1,198	1,205
McDermott International, Inc. 10.625% 20242,12	2,810	247
McDonald’s Corp. 3.35% 2023	6,285	6,546
MDC Partners Inc. 6.50% 20242	1,770	1,606
Melco International Development Ltd. 5.375% 20292	265	272
Metropolitan Life Global Funding I 2.40% 20212	2,000	2,010
Metropolitan Life Global Funding I 3.45% 20212	2,500	2,570
Metropolitan Life Global Funding I 3.375% 20222	500	514

Capital World Bond Fund — Page 18 of 32

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Metropolitan Life Global Funding I 3.45% 20262	$2,310	$2,479
Metropolitan Life Global Funding I 3.00% 20272	1,650	1,711
Mexico City Airport Trust 5.50% 2046	415	429
Mexico City Airport Trust 5.50% 2047	2,947	3,049
Mexico City Airport Trust 5.50% 20472	287	297
MGM Resorts International 7.75% 2022	2,500	2,792
Microsoft Corp. 3.30% 2027	12,000	12,827
MidAmerican Energy Holdings Co. 3.65% 2029	3,000	3,279
MidAmerican Energy Holdings Co. 3.15% 2050	3,000	2,961
Mississippi Power Co. 3.95% 2028	3,200	3,485
Mississippi Power Co. 4.25% 2042	6,176	6,635
Mitsubishi UFJ Financial Group, Inc. 2.623% 2022	8,000	8,108
Molina Healthcare, Inc. 5.375% 2022	7,760	8,263
Molina Healthcare, Inc. 4.875% 20252	2,662	2,743
Molson Coors Brewing Co. 4.20% 2046	1,600	1,595
Morgan Stanley 5.75% 2021	6,040	6,274
Morocco (Kingdom of) 4.25% 2022	5,700	6,019
Morocco (Kingdom of) 4.25% 20222	2,500	2,640
Morocco (Kingdom of) 5.50% 2042	10,000	12,286
Morocco (Kingdom of) 5.50% 20422	1,500	1,843
Murphy Oil Corp. 5.875% 2027	287	302
National Grid PLC 3.15% 20272	1,105	1,145
Nationwide Building Society 3.766% 2024 (3-month USD-LIBOR + 1.064% on 3/8/2023)1,2	5,000	5,176
Navient Corp. 6.50% 2022	2,140	2,325
Navient Corp. 5.50% 2023	10,615	11,358
Navient Corp. 6.125% 2024	375	408
NBCUniversal Enterprise, Inc., junior subordinated, 5.25%2	10,725	11,077
New York Life Global Funding 1.70% 20212	3,500	3,496
New York Life Global Funding 2.30% 20222	5,000	5,044
New York Life Global Funding 3.00% 20282	500	518
New York State Electric & Gas Corp. 3.25% 20262	3,000	3,111
NGL Energy Partners LP 7.50% 2023	855	860
NGL Energy Partners LP 6.125% 2025	4,000	3,782
Niagara Mohawk Power Corp. 3.508% 20242	2,000	2,103
Niagara Mohawk Power Corp. 4.278% 20342	3,000	3,403
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 20252	1,300	1,342
Nigeria (Republic of) 7.625% 2047	760	743
Nigeria (Republic of) 9.248% 2049	590	661
Noble Corp. PLC 7.95% 20251	1,350	699
Noble Corp. PLC 8.95% 20451	1,525	663
Noble Energy, Inc. 3.25% 2029	1,300	1,312
Noble Energy, Inc. 4.95% 2047	2,285	2,530
Northern States Power Co. 2.20% 2020	18	18
Northern States Power Co. 2.90% 2050	3,000	2,866
Northrop Grumman Corp. 2.55% 2022	1,195	1,213
Northrop Grumman Corp. 3.25% 2028	7,745	8,080
Nova Chemicals Corp. 5.25% 20272	1,725	1,776
Nuveen, LLC 4.00% 20282	545	607
Oasis Petroleum Inc. 6.875% 2022	2,720	2,625
Occidental Petroleum Corp. 3.50% 2029	8,597	8,771
Occidental Petroleum Corp. 4.40% 2049	3,692	3,807
Odebrecht Drilling Norbe 7.63% 2026 (86.90% PIK)2,10	35	9
Oman (Sultanate of) 5.375% 2027	1,400	1,446
Oracle Corp. 2.65% 2026	9,890	10,115
Oracle Corp. 3.25% 2027	8,084	8,568

Capital World Bond Fund — Page 19 of 32

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Owens & Minor, Inc. 3.875% 2021	$4,525	$4,368
Owens & Minor, Inc. 4.375% 2024	300	229
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.191% 20256,7	1,978	1,775
Owl Rock Capital Corp. 4.625% 20242	1,300	1,315
Pacific Gas and Electric Co. 3.50% 202012	1,407	1,412
Pacific Gas and Electric Co. 3.85% 202312	5,791	5,866
Pacific Gas and Electric Co. 4.25% 20232,12	14,553	14,959
Pacific Gas and Electric Co. 3.75% 202412	2,907	2,959
Pacific Gas and Electric Co. 3.50% 202512	2,512	2,518
Pacific Gas and Electric Co. 2.95% 202612	1,811	1,820
Pacific Gas and Electric Co. 3.30% 202712	10,836	10,863
Pacific Gas and Electric Co. 4.65% 20282,12	6,937	7,182
Pacific Gas and Electric Co. 3.95% 204712	5,370	5,343
Pakistan (Islamic Republic of) 5.50% 20212	11,350	11,626
Pakistan (Islamic Republic of) 8.25% 2024	7,700	8,600
Pakistan (Islamic Republic of) 8.25% 2025	6,700	7,514
Pakistan (Islamic Republic of) 6.875% 2027	3,150	3,290
Panama (Republic of) 3.75% 20262	8,000	8,439
Panama (Republic of) 3.16% 2030	20,075	20,707
Panama (Republic of) 4.50% 2047	3,190	3,802
Panama (Republic of) 4.50% 2050	2,465	2,926
Panama (Republic of) 4.30% 2053	2,245	2,618
Par Pharmaceutical Cos. Inc. 7.50% 20272	3,220	3,212
Paraguay (Republic of) 4.625% 2023	5,210	5,517
Paraguay (Republic of) 5.00% 2026	1,450	1,606
Paraguay (Republic of) 4.70% 20272	1,705	1,880
Paraguay (Republic of) 4.70% 2027	475	524
Paraguay (Republic of) 5.60% 20482	13,405	15,730
Parker-Hannifin Corp. 2.70% 2024	1,900	1,941
Parker-Hannifin Corp. 3.25% 2029	2,070	2,164
Parker-Hannifin Corp. 4.00% 2049	400	433
PayPal Holdings, Inc. 2.85% 2029	3,495	3,520
Peabody Energy Corp. 6.00% 20222	1,300	1,271
Pernod Ricard SA 4.45% 20222	6,000	6,276
Peru (Republic of) 6.55% 2037	602	882
Peru (Republic of) 5.625% 2050	1,275	1,867
Petrobras Global Finance Co. 8.75% 2026	650	836
Petróleos Mexicanos 6.35% 2048	3,571	3,458
PetSmart, Inc. 5.875% 20252	7,316	7,471
PetSmart, Inc. 8.875% 20252	9,590	9,494
PetSmart, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 4.74% 20226,7	2,461	2,409
Pfizer Inc. 2.95% 2024	1,000	1,038
Philip Morris International Inc. 2.375% 2022	2,175	2,198
Philip Morris International Inc. 2.50% 2022	4,975	5,048
Philip Morris International Inc. 2.875% 2024	3,831	3,943
Pisces Parent LLC 8.00% 20262	3,020	3,156
PNC Bank 2.30% 2020	3,820	3,825
PNC Bank 2.60% 2020	1,250	1,254
Poland (Republic of) 4.00% 2024	4,905	5,287
Poland (Republic of) 3.25% 2026	11,250	11,951
Praxair, Inc. 3.00% 2021	950	969
PRICOA Global Funding I 3.45% 20232	475	498
Principal Financial Group, Inc. 3.70% 2029	390	425
Prudential Financial, Inc. 3.905% 2047	250	269
Prudential Financial, Inc. 4.35% 2050	1,950	2,244

Capital World Bond Fund — Page 20 of 32

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Prudential Financial, Inc. 3.70% 2051	$250	$263
Prudential Financial, Inc., junior subordinated, 5.70% 2048 (3-month USD-LIBOR + 2.665% on 9/15/2028)1	1,750	2,002
PT Indonesia Asahan Aluminium Tbk 5.23% 20212	3,575	3,754
PT Indonesia Asahan Aluminium Tbk 6.53% 20282	1,555	1,912
PT Indonesia Asahan Aluminium Tbk 6.757% 20482	655	846
Public Service Enterprise Group Inc. 3.20% 2049	3,000	3,029
Puget Energy, Inc. 6.50% 2020	1,475	1,534
Puget Energy, Inc. 3.65% 2025	1,574	1,630
Qatar (State of) 4.50% 20222	3,500	3,673
Qatar (State of) 3.875% 20232	3,355	3,547
Qatar (State of) 3.875% 2023	525	555
Qatar (State of) 4.50% 20282	20,275	23,267
Qatar (State of) 4.00% 2029	3,900	4,360
Qatar (State of) 4.00% 20292	1,661	1,857
Qatar (State of) 5.103% 20482	2,495	3,211
R.R. Donnelley & Sons Co. 6.50% 2023	450	461
Ras Laffan Liquefied Natural Gas III 5.838% 20272	8,000	9,163
Rayonier Advanced Materials Inc. 5.50% 20242	3,065	2,315
Realogy Corp. 5.25% 20212	525	531
Realogy Corp. 4.875% 20232	3,800	3,743
Realogy Corp. 9.375% 20272	1,535	1,606
Reynolds American Inc. 3.25% 2020	11,130	11,182
Reynolds American Inc. 5.85% 2045	3,540	4,058
Royal Bank of Scotland PLC 4.445% 2030 (3-month USD-LIBOR + 1.871% on 5/5/2029)1	15,000	16,566
Russian Federation 4.25% 2027	1,600	1,750
Russian Federation 4.375% 20292	400	446
Russian Federation 5.25% 2047	2,800	3,512
Russian Federation 5.25% 20472	400	502
Ryerson Inc. 11.00% 20222	2,675	2,829
Sally Holdings LLC and Sally Capital Inc. 5.50% 2023	50	51
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	3,945	4,139
San Diego Gas & Electric Co. 3.75% 2047	3,000	3,117
Santander Holdings USA, Inc. 3.244% 20262	19,225	19,444
Saudi Arabia (Kingdom of) 2.894% 20222	8,800	8,953
Saudi Arabia (Kingdom of) 2.875% 2023	350	357
Saudi Arabia (Kingdom of) 3.628% 20272	8,800	9,349
Saudi Arabia (Kingdom of) 3.625% 20282	16,280	17,220
Saudi Arabia (Kingdom of) 3.625% 2028	6,230	6,590
SCANA Corp. 4.75% 2021	2,483	2,539
SCANA Corp. 4.125% 2022	2,430	2,497
Scentre Group 2.375% 20212	1,425	1,427
Scentre Group 3.25% 20252	1,395	1,427
Scentre Group 3.50% 20252	3,250	3,373
Scentre Group 3.75% 20272	2,020	2,113
Scientific Games Corp. 8.25% 20262	2,305	2,546
Scientific Games Corp. 7.00% 20282	340	364
Scientific Games Corp. 7.25% 20292	445	485
Shell International Finance BV 3.50% 2023	25,538	26,894
Shell International Finance BV 3.875% 2028	6,320	7,007
Sherwin-Williams Co. 2.75% 2022	675	687
Sherwin-Williams Co. 3.125% 2024	850	879
Sherwin-Williams Co. 3.45% 2027	3,892	4,126
Sherwin-Williams Co. 2.95% 2029	1,750	1,774
Sherwin-Williams Co. 4.50% 2047	500	567
Shire PLC 2.40% 2021	17,963	18,065

Capital World Bond Fund — Page 21 of 32

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Shire PLC 2.875% 2023	$6,730	$6,857
Shire PLC 3.20% 2026	1,690	1,741
Siemens AG 2.70% 20222	1,780	1,811
Siemens AG 2.35% 20262	8,881	8,832
Sirius XM Radio Inc. 3.875% 20222	3,175	3,250
Sirius XM Radio Inc. 4.625% 20242	1,840	1,936
South Africa (Republic of) 5.50% 2020	9,300	9,362
Southern California Edison Co. 3.50% 2023	6,164	6,425
Southern California Edison Co. 3.70% 2025	1,845	1,955
Southern California Edison Co. 3.65% 2028	3,000	3,216
Southern California Edison Co. 6.00% 2034	5,000	6,155
Southern California Edison Co. 5.35% 2035	3,797	4,449
Southern California Edison Co., Series C, 3.60% 2045	4,118	4,071
Southern California Gas Co. 3.95% 2050	3,000	3,357
Springleaf Finance Corp. 6.125% 2024	3,550	3,896
Sprint Corp. 7.625% 2026	1,675	1,850
Sprint Corp. 6.875% 2028	5,475	5,909
Sri Lanka (Democratic Socialist Republic of) 6.25% 2020	9,500	9,652
Sri Lanka (Democratic Socialist Republic of) 6.25% 2021	11,320	11,524
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	8,000	8,040
Sri Lanka (Democratic Socialist Republic of) 6.75% 2028	3,000	2,880
Sri Lanka (Democratic Socialist Republic of) 6.75% 20282	600	576
Staples, Inc. 7.50% 20262	8,750	9,095
Starwood Property Trust, Inc. 5.00% 2021	1,155	1,201
State Grid Overseas Investment Ltd. 3.50% 20272	27,000	28,277
State Grid Overseas Investment Ltd. 3.50% 2027	1,850	1,937
Statoil ASA 3.25% 2024	1,050	1,106
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.582% on 4/2/2029)1,2	6,200	6,928
Takeda Pharmaceutical Co., Ltd. 4.40% 2023	15,410	16,547
Talen Energy Corp. 10.50% 20262	435	415
Talen Energy Corp. 7.25% 20272	1,170	1,233
Targa Resources Partners LP 5.875% 2026	1,050	1,118
Targa Resources Partners LP 5.50% 20302	2,085	2,145
Team Health Holdings, Inc. 6.375% 20252	6,590	4,418
Team Health Holdings, Inc., Term Loan B, 4.549% 20246,7	120	97
Teco Finance, Inc. 5.15% 2020	270	272
Teekay Corp. 9.25% 20222	2,915	3,076
Teekay Offshore Partners LP 8.50% 20232	3,100	3,075
Tencent Holdings Ltd. 3.80% 2025	5,600	5,908
Tencent Holdings Ltd. 3.595% 2028	2,700	2,820
Tencent Holdings Ltd. 3.975% 20292	1,100	1,189
Tencent Holdings Ltd. 3.975% 2029	750	810
Tenet Healthcare Corp. 4.625% 2024	2,074	2,128
Tenet Healthcare Corp. 4.875% 20262	10,425	10,932
Teva Pharmaceutical Finance Co. BV 2.20% 2021	165	160
Teva Pharmaceutical Finance Co. BV 2.80% 2023	13,566	12,611
Teva Pharmaceutical Finance Co. BV 6.00% 2024	6,781	6,876
Teva Pharmaceutical Finance Co. BV 7.125% 20252	1,160	1,194
Teva Pharmaceutical Finance Co. BV 3.15% 2026	17,935	14,976
Teva Pharmaceutical Finance Co. BV 4.10% 2046	27,720	20,030
Toronto-Dominion Bank 2.65% 2024	300	307
Toyota Motor Credit Corp. 3.20% 2027	4,830	5,109
Toyota Motor Credit Corp. 3.05% 2028	2,589	2,729
TPC Group Inc. 10.50% 20242	255	257

Capital World Bond Fund — Page 22 of 32

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Transocean Inc. 9.00% 20232	$1,493	$1,580
Travelers Cos., Inc. 4.00% 2047	2,195	2,484
Travelers Cos., Inc. 4.10% 2049	500	575
Trilogy International Partners, LLC 8.875% 20222	7,725	7,283
Tronox Ltd. 6.50% 20262	1,915	1,978
Turkey (Republic of) 7.00% 2020	1,925	1,963
Turkey (Republic of) 6.25% 2022	4,915	5,144
Turkey (Republic of) 5.75% 2024	13,500	13,837
Turkey (Republic of) 5.75% 2047	1,875	1,666
U.S. Treasury 2.375% 2020	13,000	13,034
U.S. Treasury 1.50% 2021	126,000	125,820
U.S. Treasury 2.375% 2021	150	151
U.S. Treasury 1.50% 2022	15,000	14,962
U.S. Treasury 1.625% 2022	5,000	5,003
U.S. Treasury 1.375% 2023	14,040	13,913
U.S. Treasury 1.375% 2023	3,770	3,734
U.S. Treasury 1.625% 2023	18,000	17,994
U.S. Treasury 1.75% 2023	22,700	22,784
U.S. Treasury 2.50% 2023	75,300	77,373
U.S. Treasury 2.625% 2023	45,100	46,481
U.S. Treasury 2.75% 2023	24,000	24,880
U.S. Treasury 2.75% 2023	12,921	13,384
U.S. Treasury 2.75% 2023	2,790	2,898
U.S. Treasury 2.875% 2023	260	272
U.S. Treasury 1.25% 2024	22,200	21,779
U.S. Treasury 1.50% 2024	255,150	253,106
U.S. Treasury 1.50% 2024	6,000	5,951
U.S. Treasury 1.75% 2024	1,181	1,185
U.S. Treasury 2.00% 2024	9,000	9,126
U.S. Treasury 2.00% 2024	7,800	7,908
U.S. Treasury 2.00% 2024	3,700	3,752
U.S. Treasury 2.25% 202413	141,000	144,415
U.S. Treasury 2.375% 2024	6,040	6,213
U.S. Treasury 2.75% 2025	68,290	71,950
U.S. Treasury 2.875% 2025	27,270	28,975
U.S. Treasury 2.875% 2025	72	76
U.S. Treasury 1.625% 2026	15,900	15,704
U.S. Treasury 1.875% 2026	3,000	3,014
U.S. Treasury 2.125% 2026	7,500	7,652
U.S. Treasury 2.25% 2026	1,600	1,644
U.S. Treasury 2.25% 202713	88,200	90,728
U.S. Treasury 2.25% 2027	15,000	15,426
U.S. Treasury 2.75% 202813	75,816	80,751
U.S. Treasury 2.875% 2028	53,600	57,672
U.S. Treasury 1.625% 2029	90,520	88,176
U.S. Treasury 1.75% 2029	43,385	42,724
U.S. Treasury 2.375% 2029	13,070	13,585
U.S. Treasury 2.625% 2029	4,750	5,038
U.S. Treasury 4.375% 2039	1,500	2,008
U.S. Treasury 4.375% 2040	1,500	2,015
U.S. Treasury 4.375% 2041	1,750	2,360
U.S. Treasury 3.00% 204813	25,105	28,281
U.S. Treasury 3.00% 204813	7,110	7,995
U.S. Treasury 2.25% 204913	17,119	16,611
U.S. Treasury 2.375% 204913	4,250	4,236

Capital World Bond Fund — Page 23 of 32

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.375% 20253	$28,755	$29,366
U.S. Treasury Inflation-Protected Security 2.375% 20253,13	7,508	8,375
U.S. Treasury Inflation-Protected Security 0.25% 20293	71,526	72,318
U.S. Treasury Inflation-Protected Security 0.875% 20293,13	419,506	445,730
U.S. Treasury Inflation-Protected Security 1.375% 20443,13	42,564	50,300
U.S. Treasury Inflation-Protected Security 0.875% 20473,13	2,132	2,290
U.S. Treasury Inflation-Protected Security 1.00% 20493,13	154,134	171,556
Ukraine Government 7.75% 2021	1,720	1,824
Ukraine Government 7.75% 2027	2,300	2,524
Ukraine Government 7.375% 20322	810	866
Ultra Petroleum Corp. 11.00% 2024 (18.18% PIK)10	2,857	471
UniCredit SpA 5.861% 20321,2	28,820	30,114
UniCredit SpA 7.296% 2034 (5-year USD-ICE Swap + 4.914% on 4/2/2029)1,2	14,405	16,572
Uniform Mortgage-Backed Security 2.50% 20354,11	403	407
Uniform Mortgage-Backed Security 3.00% 20354,11	23,521	24,086
Uniform Mortgage-Backed Security 3.00% 20354,11	104	107
Union Pacific Corp. 3.95% 2028	1,000	1,104
Union Pacific Corp. 3.70% 2029	4,000	4,370
Union Pacific Corp. 4.30% 2049	1,550	1,788
Unisys Corp. 10.75% 20222	1,850	1,994
United Mexican States 3.75% 2028	1,638	1,705
United Mexican States 4.75% 2044	1,122	1,244
United Technologies Corp. 3.35% 2021	3,000	3,072
United Technologies Corp. 3.65% 2023	16,260	17,139
United Technologies Corp. 3.125% 2027	250	262
United Technologies Corp. 4.125% 2028	4,100	4,619
United Technologies Corp. 4.50% 2042	500	599
UnitedHealth Group Inc. 2.70% 2020	2,330	2,340
UnitedHealth Group Inc. 2.125% 2021	10,000	10,035
UnitedHealth Group Inc. 3.75% 2025	2,160	2,333
Univision Communications Inc. 5.125% 20232	5,100	5,100
Valaris PLC 7.75% 2026	3,850	2,185
Valaris PLC 5.75% 2044	1,305	592
Valeant Pharmaceuticals International, Inc. 6.125% 20252	6,925	7,170
Valeant Pharmaceuticals International, Inc. 9.25% 20262	7,085	8,151
VEB Finance Ltd. 6.902% 20202	6,600	6,753
Venator Materials Corp. 5.75% 20252	4,400	4,070
Venezuela (Bolivarian Republic of) 7.00% 201812	60	7
Venezuela (Bolivarian Republic of) 7.75% 201912	1,074	126
Venezuela (Bolivarian Republic of) 6.00% 202012	883	106
Venezuela (Bolivarian Republic of) 12.75% 202212	80	10
Venezuela (Bolivarian Republic of) 9.00% 202312	1,289	155
Venezuela (Bolivarian Republic of) 8.25% 202412	279	33
Venezuela (Bolivarian Republic of) 7.65% 202512	120	14
Venezuela (Bolivarian Republic of) 11.75% 202612	60	7
Venezuela (Bolivarian Republic of) 9.25% 202712	159	19
Venezuela (Bolivarian Republic of) 9.25% 202812	2,498	300
Venezuela (Bolivarian Republic of) 11.95% 203112	99	12
Venezuela (Bolivarian Republic of) 7.00% 203812	99	12
Veritas Holdings Ltd. 7.50% 20232	2,600	2,601
Veritas Holdings Ltd. 10.50% 20242	860	798
Vinci SA 3.75% 20292	6,844	7,466
Vine Oil & Gas LP 8.75% 20232	600	296
Virginia Electric and Power Co. 4.00% 2043	851	940
Virginia Electric and Power Co. 3.30% 2049	3,000	3,033

Capital World Bond Fund — Page 24 of 32

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Vodafone Group PLC 4.25% 2050	$1,600	$1,672
Volkswagen Group of America Finance, LLC 3.875% 20202	9,600	9,758
Volkswagen Group of America Finance, LLC 4.00% 20212	9,114	9,427
Volkswagen Group of America Finance, LLC 4.25% 20232	14,700	15,664
Volkswagen Group of America Finance, LLC 2.85% 20242	1,124	1,142
Volkswagen Group of America Finance, LLC 4.625% 20252	6,345	7,023
Volkswagen Group of America Finance, LLC 4.75% 20282	2,000	2,253
Wal-Mart Stores, Inc. 3.125% 2021	8,000	8,171
Wal-Mart Stores, Inc. 3.40% 2023	6,145	6,461
Wal-Mart Stores, Inc. 2.85% 2024	11,202	11,620
Wal-Mart Stores, Inc. 3.05% 2026	1,895	1,998
Wal-Mart Stores, Inc. 3.70% 2028	3,845	4,240
Warrior Met Coal, Inc. 8.00% 20242	2,537	2,577
WEA Finance LLC 3.25% 20202	3,795	3,826
Weatherford International PLC 11.00% 20242	7,058	7,649
Wells Fargo & Co. 2.879% 2030 (3-month USD-LIBOR + 1.17% on 10/30/2029)1	3,925	3,951
Wesco Aircraft Holdings, Inc. 9.00% 20262	1,950	2,046
Westinghouse Air Brake Technologies Corp. 4.40% 20241	604	642
Westlake Chemical Corp. 5.00% 2046	260	278
Westlake Chemical Corp. 4.375% 2047	1,005	1,016
Williams Partners LP 4.125% 2020	1,625	1,645
WM. Wrigley Jr. Co. 3.375% 20202	2,270	2,292
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 20232	4,825	5,065
Xcel Energy Inc. 2.60% 2029	1,129	1,118
Xerox Corp. 4.125% 2023	533	554
YES Bank Ltd. 3.75% 2023	3,215	2,700
Ziggo Bond Finance BV 5.50% 20272	3,475	3,699
Zimmer Holdings, Inc. 3.15% 2022	5,030	5,135
		5,923,807
Total bonds, notes & other debt instruments (cost: $12,983,400,000)		13,337,016
Convertible bonds 0.00% U.S. dollars 0.00%
Gogo Inc., convertible notes, 6.00% 2022	32	40
Total convertible bonds (cost: $32,000)		40
Convertible stocks 0.02% U.S. dollars 0.02%	Shares
Associated Materials, LLC, convertible preferred, 14.00% 20208,9	2,750	2,741
Total convertible stocks (cost: $2,640,000)		2,741
Common stocks 0.04% U.S. dollars 0.04%
Weatherford International14	172,187	4,812
Tribune Resources, Inc.8,14	514,396	836
Advanz Pharma Corp.14,15	52,958	154
Advanz Pharma Corp.14	19,614	57
Corporate Risk Holdings I, Inc.8,9,14	91,424	11
Total common stocks (cost: $9,683,000)		5,870

Capital World Bond Fund — Page 25 of 32

Rights & warrants 0.00% U.S. dollars 0.00%	Shares	Value (000)
Sable Permian Resources, LLC, warrants, expire 20242,8,9,14	8,960	$646
Tribune Resources, Inc., Class A, warrants, expire 20238,9,14	173,187	2
Tribune Resources, Inc., Class B, warrants, expire 20238,9,14	134,701	1
Tribune Resources, Inc., Class C, warrants, expire 20238,9,14	126,325	1
Associated Materials, LLC, warrants, expire 20238,9,14	39,066	—5
Total rights & warrants (cost: $1,822,000)		650
Short-term securities 6.33% Money market investments 4.04%
Capital Group Central Cash Fund 1.73%16	5,801,873	580,187
Other short-term securities 2.29%	Principal amount (000)
Argentinian Treasury Bills (13.53%)–2.42% due 7/29/2020–7/31/2020	ARS390,408	4,864
Canadian Treasury Bills 1.67%–1.68% due 9/17/2020–10/15/2020	C$129,040	98,078
Egyptian Treasury Bills 13.13%–14.11% due 3/17/2020–7/28/2020	EGP300,000	17,904
Greek Treasury Bills (0.05%)–0.10% due 1/31/2020–6/5/2020	€63,325	71,084
Italian Treasury Bill (0.28%) due 5/14/2020	39,080	43,880
Nigerian Treasury Bills 12.14%–13.68% due 1/9/2020–3/5/2020	NGN17,689,400	48,197
United Kingdom Treasury Bill 0.71% due 4/14/2020	£33,360	44,095
		328,102
Total short-term securities (cost: $911,757,000)		908,289
Total investment securities 99.36% (cost: $13,909,334,000)		14,254,606
Other assets less liabilities 0.64%		91,543
Net assets 100.00%		$14,346,149

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount17 (000)	Value at 12/31/201918 (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year Euro-Schatz Futures	Long	247	March 2020	€24,700	$31,004	$(11)
2 Year U.S. Treasury Note Futures	Long	2,484	April 2020	$496,800	535,302	(295)
5 Year Euro-Bobl Futures	Long	215	March 2020	€21,500	32,227	(106)
5 Year U.S. Treasury Note Futures	Long	8,809	April 2020	$880,900	1,044,830	(3,956)
10 Year Euro-Bund Futures	Short	535	March 2020	€(53,500)	(102,313)	438
10 Year U.S. Treasury Note Futures	Long	1,417	March 2020	$141,700	181,974	(1,581)
10 Year Ultra U.S. Treasury Note Futures	Short	1,196	March 2020	(119,600)	(168,281)	1,775
20 Year U.S. Treasury Bond Futures	Long	268	March 2020	26,800	41,783	(965)
30 Year Euro-Buxl Futures	Long	226	March 2020	€22,600	50,290	(1,398)
30 Year Ultra U.S. Treasury Bond Futures	Short	17	March 2020	$(1,700)	(3,088)	(5)
						$(6,104)

Capital World Bond Fund — Page 26 of 32

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2019 (000)
Purchases (000)	Sales (000)
AUD57,400	USD39,352	Goldman Sachs	1/6/2020	$935
EUR43,025	USD47,762	JPMorgan Chase	1/6/2020	518
EUR9,725	USD10,813	Standard Chartered Bank	1/6/2020	99
NOK3,180	EUR314	Standard Chartered Bank	1/6/2020	10
THB386	USD13	JPMorgan Chase	1/6/2020	—5
USD56,173	ILS194,000	JPMorgan Chase	1/6/2020	(20)
USD2,627	CNH18,500	HSBC Bank	1/6/2020	(30)
USD2,983	EUR2,700	Barclays Bank PLC	1/6/2020	(47)
USD7,511	EUR6,785	Barclays Bank PLC	1/6/2020	(103)
USD17,375	EUR15,652	JPMorgan Chase	1/6/2020	(188)
USD19,206	ZAR284,000	Citibank	1/6/2020	(1,055)
USD57,118	JPY6,193,000	UBS AG	1/7/2020	98
ILS49,100	USD14,186	UBS AG	1/7/2020	37
EUR420	USD463	JPMorgan Chase	1/7/2020	9
USD1,098	ILS3,800	UBS AG	1/7/2020	(3)
USD467	EUR420	Standard Chartered Bank	1/7/2020	(4)
USD384	CAD510	HSBC Bank	1/7/2020	(9)
USD873	ZAR12,950	JPMorgan Chase	1/7/2020	(51)
USD4,886	EUR4,400	Bank of New York Mellon	1/7/2020	(52)
USD5,581	EUR5,060	Bank of New York Mellon	1/7/2020	(98)
USD11,735	CNH82,630	HSBC Bank	1/7/2020	(134)
JPY8,124,000	USD75,063	JPMorgan Chase	1/7/2020	(263)
USD4,875	ZAR72,360	Morgan Stanley	1/7/2020	(286)
USD15,732	MXN310,000	Goldman Sachs	1/7/2020	(648)
USD76,786	EUR69,450	HSBC Bank	1/7/2020	(1,150)
USD25,596	ZAR376,900	Bank of America	1/7/2020	(1,290)
USD31,375	ZAR465,000	JPMorgan Chase	1/7/2020	(1,796)
EUR34,300	USD38,276	Citibank	1/8/2020	218
CZK881,200	EUR34,503	Goldman Sachs	1/8/2020	150
USD51,172	JPY5,551,730	Citibank	1/8/2020	53
EUR45	USD50	Bank of New York Mellon	1/8/2020	1
USD4,451	EUR3,998	JPMorgan Chase	1/8/2020	(36)
USD8,418	CNH59,400	HSBC Bank	1/8/2020	(114)
USD38,081	EUR34,300	Goldman Sachs	1/8/2020	(413)
AUD44,250	USD30,213	Citibank	1/9/2020	846
EUR28,288	USD31,453	Morgan Stanley	1/9/2020	295
GBP14,030	USD18,456	Bank of America	1/9/2020	133
KRW4,419,640	USD3,710	JPMorgan Chase	1/9/2020	112
KRW9,798,260	USD8,383	Citibank	1/9/2020	91
USD23,205	INR1,674,950	JPMorgan Chase	1/9/2020	(241)
USD39,906	EUR35,890	Morgan Stanley	1/9/2020	(374)
USD35,695	BRL150,210	Goldman Sachs	1/9/2020	(1,632)
CLP68,482,000	USD86,103	Morgan Stanley	1/10/2020	4,985
USD40,381	CLP30,355,950	Goldman Sachs	1/10/2020	4
USD8,294	INR592,250	JPMorgan Chase	1/10/2020	4
USD15,722	CLP12,620,000	Citibank	1/10/2020	(1,064)
EUR171,850	USD190,793	HSBC Bank	1/13/2020	2,131
GBP36,418	USD47,957	Bank of America	1/13/2020	300
EUR22,903	USD25,566	Citibank	1/13/2020	146
USD5,228	GBP3,970	Bank of America	1/13/2020	(33)
USD4,138	EUR3,720	Standard Chartered Bank	1/13/2020	(38)

Capital World Bond Fund — Page 27 of 32

Forward currency contracts  (continued)

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2019 (000)
Purchases (000)	Sales (000)
USD932	ZAR13,651	Morgan Stanley	1/13/2020	$(41)
USD19,814	THB600,600	Standard Chartered Bank	1/13/2020	(243)
USD48,468	EUR43,656	HSBC Bank	1/13/2020	(541)
JPY3,036,000	USD28,051	Citibank	1/14/2020	(87)
USD8,664	EUR7,800	Bank of New York Mellon	1/14/2020	(93)
EUR127,095	USD141,943	Barclays Bank PLC	1/15/2020	755
KRW13,437,300	USD11,557	Standard Chartered Bank	1/15/2020	67
USD126	GBP95	JPMorgan Chase	1/15/2020	—5
JPY222,373	EUR1,840	Morgan Stanley	1/15/2020	(18)
EUR13,861	PLN59,475	JPMorgan Chase	1/15/2020	(114)
USD29,759	EUR26,653	Bank of New York Mellon	1/15/2020	(166)
GBP81,030	EUR95,909	Goldman Sachs	1/15/2020	(304)
USD63,859	EUR57,203	Citibank	1/15/2020	(367)
GBP53,610	USD70,460	Bank of New York Mellon	1/16/2020	585
GBP46,840	USD61,583	Bank of New York Mellon	1/16/2020	490
JPY17,237,908	USD158,366	Citibank	1/16/2020	428
ILS80,100	USD22,946	Bank of America	1/16/2020	268
EUR25,680	USD28,628	Bank of New York Mellon	1/16/2020	207
KRW12,321,400	USD10,489	Standard Chartered Bank	1/16/2020	170
JPY4,767,040	USD43,803	Bank of New York Mellon	1/16/2020	110
CHF5,200	USD5,298	Citibank	1/16/2020	81
CAD3,760	USD2,855	JPMorgan Chase	1/16/2020	41
USD6,950	GBP5,279	Barclays Bank PLC	1/16/2020	(46)
USD10,942	GBP8,310	HSBC Bank	1/16/2020	(71)
USD10,053	EUR9,018	Bank of New York Mellon	1/16/2020	(73)
USD33,875	ILS117,650	UBS AG	1/16/2020	(221)
USD40,684	MXN779,600	Citibank	1/16/2020	(448)
EUR114,615	NOK1,161,100	Bank of America	1/16/2020	(3,570)
JPY7,262,720	USD66,445	Barclays Bank PLC	1/17/2020	462
EUR47,680	USD53,334	Bank of America	1/17/2020	206
EUR33,980	USD38,014	Citibank	1/17/2020	142
EUR17,100	USD19,143	Standard Chartered Bank	1/17/2020	59
USD2,056	CNH14,390	Standard Chartered Bank	1/17/2020	(11)
USD5,595	EUR5,000	Barclays Bank PLC	1/17/2020	(19)
USD100,929	EUR90,190	Barclays Bank PLC	1/17/2020	(347)
AUD112,700	USD77,715	Citibank	1/21/2020	1,416
MXN702,574	USD36,931	Standard Chartered Bank	1/21/2020	106
USD42,772	MXN812,080	UBS AG	1/21/2020	(39)
USD26,533	MYR109,940	HSBC Bank	1/21/2020	(325)
GBP29,000	USD38,784	Standard Chartered Bank	1/21/2020	(346)
JPY10,175,720	USD93,109	Goldman Sachs	1/23/2020	665
EUR58,344	USD65,267	Citibank	1/23/2020	275
USD19,129	INR1,360,800	HSBC Bank	1/23/2020	109
USD19,547	MXN371,200	UBS AG	1/23/2020	(15)
USD17,685	CNH123,800	JPMorgan Chase	1/23/2020	(91)
USD60,483	CNH423,850	UBS AG	1/23/2020	(376)
USD205,340	EUR183,561	Citibank	1/23/2020	(864)
USD9,642	COP32,040,000	Citibank	1/24/2020	(96)
USD39,350	AUD57,330	Citibank	1/24/2020	(907)
EUR282,163	USD314,565	Standard Chartered Bank	1/27/2020	2,486
JPY2,404,970	USD22,014	Standard Chartered Bank	1/27/2020	154

Capital World Bond Fund — Page 28 of 32

Forward currency contracts  (continued)

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2019 (000)
Purchases (000)	Sales (000)
USD2,347	CAD3,077	Bank of New York Mellon	1/27/2020	$(22)
USD2,615	EUR2,355	JPMorgan Chase	1/27/2020	(31)
USD3,109	EUR2,800	JPMorgan Chase	1/27/2020	(37)
USD5,778	BRL23,600	JPMorgan Chase	1/27/2020	(84)
USD142,147	EUR127,458	JPMorgan Chase	1/27/2020	(1,070)
USD5,286	IDR74,142,490	JPMorgan Chase	1/28/2020	(41)
EUR27,650	USD30,875	Standard Chartered Bank	1/30/2020	200
USD1,472	CLP1,103,150	JPMorgan Chase	2/6/2020	5
CLP2,210,080	USD2,990	Goldman Sachs	2/6/2020	(49)
CNH297,700	USD42,065	Standard Chartered Bank	2/10/2020	662
CNH122,300	USD17,356	Standard Chartered Bank	2/10/2020	197
USD21,011	CNH148,200	HSBC Bank	2/10/2020	(259)
USD115,719	CNH827,150	Standard Chartered Bank	2/10/2020	(2,996)
USD2,794	EUR2,510	JPMorgan Chase	2/25/2020	(32)
USD36,209	MXN717,270	JPMorgan Chase	3/4/2020	(1,366)
EUR154,890	USD173,471	HSBC Bank	3/17/2020	1,113
EUR14,410	USD16,155	Standard Chartered Bank	3/17/2020	87
EUR6,000	USD6,721	Citibank	3/18/2020	42
NOK24,015	CAD3,500	JPMorgan Chase	3/18/2020	40
CZK230,387	EUR9,000	Citibank	3/18/2020	20
SEK20,907	EUR2,000	JPMorgan Chase	3/18/2020	(14)
USD5,284	NZD8,000	Bank of America	3/18/2020	(107)
USD6,196	AUD9,000	Bank of America	3/18/2020	(132)
USD1,065	EUR910	JPMorgan Chase	3/20/2020	39
USD23,221	EUR20,095	Bank of America	3/26/2020	558
EUR12,895	USD14,436	HSBC Bank	3/26/2020	107
USD2,099	EUR1,815	JPMorgan Chase	3/26/2020	52
USD261	BRL1,100	JPMorgan Chase	3/31/2020	(12)
USD10,092	BRL40,000	JPMorgan Chase	4/1/2020	188
USD2,844	BRL11,600	JPMorgan Chase	4/1/2020	(28)
USD4,329	BRL17,700	JPMorgan Chase	4/1/2020	(53)
USD20,378	BRL83,000	JPMorgan Chase	4/1/2020	(172)
USD99,956	BRL411,800	JPMorgan Chase	4/1/2020	(2,000)
USD6,556	EUR5,839	Standard Chartered Bank	6/12/2020	(62)
				$(5,811)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
1.555%	U.S. EFFR	1/29/2020	$314,400	$1	$—	$1
1.538%	U.S. EFFR	1/29/2020	307,700	(3)	—	(3)
1.5365%	U.S. EFFR	1/29/2020	207,500	(3)	—	(3)
1.535%	U.S. EFFR	1/29/2020	217,600	(3)	—	(3)
U.S. EFFR	1.558%	3/18/2020	535,000	4	—	4
U.S. EFFR	1.56%	3/18/2020	535,000	3	—	3
1.5435%	U.S. EFFR	4/29/2020	624,700	(7)	—	(7)

Capital World Bond Fund — Page 29 of 32

Swap contracts  (continued)

Interest rate swaps  (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
1.535%	U.S. EFFR	4/29/2020	$625,300	$(13)	$—	$(13)
2.354%	U.S. EFFR	2/8/2021	23,500	209	—	209
2.103%	U.S. EFFR	3/28/2021	35,000	233	—	233
3-month USD-LIBOR	2.312%	5/23/2021	35,000	(287)	—	(287)
1.5055%	3-month USD-LIBOR	8/19/2021	25,000	(78)	—	(78)
3-month CZK-PRIBOR	2.00%	10/22/2021	CZK1,000,000	84	—	84
0.385%	6-month HUF-BUBOR	10/22/2021	HUF10,000,000	(40)	—	(40)
1.355%	U.S. EFFR	10/24/2021	$6,600	(11)	—	(11)
1.339%	U.S. EFFR	10/24/2021	12,000	(24)	—	(24)
1.332%	U.S. EFFR	11/4/2021	17,000	(35)	—	(35)
1.71375%	3-month Canada BA	6/3/2022	C$50,000	(266)	—	(266)
3-month USD-LIBOR	1.8805%	6/5/2022	$67,000	(331)	—	(331)
1.426%	3-month NZD-BBR-FRA	6/6/2022	NZ$50,000	122	—	122
3-month USD-LIBOR	1.8402%	6/6/2022	$33,000	(132)	—	(132)
1.956%	3-month Canada BA	12/11/2022	C$19,000	(25)	—	(25)
1.2482%	3-month NZD-BBR-FRA	12/13/2022	NZ$22,000	(24)	—	(24)
1.1308%	6-month GBP-LIBOR	1/11/2023	£26,600	323	—	323
(0.279)%	3-month EURIBOR	10/24/2023	€45,000	(86)	—	(86)
3-month USD-LIBOR	2.18075%	3/29/2024	$9,100	(179)	—	(179)
3-month USD-LIBOR	2.194%	3/29/2024	9,200	(186)	—	(186)
3-month USD-LIBOR	2.21875%	3/29/2024	9,700	(206)	—	(206)
3-month USD-LIBOR	2.221%	4/1/2024	9,000	(192)	—	(192)
3-month USD-LIBOR	1.7935%	7/12/2024	14,600	(51)	—	(51)
(0.0955)%	6-month EURIBOR	7/22/2024	€347,700	(839)	—	(839)
(0.1262)%	6-month EURIBOR	7/25/2024	18,220	(57)	—	(57)
(0.1667)%	6-month EURIBOR	7/29/2024	36,560	(150)	—	(150)
(0.356)%	6-month EURIBOR	8/9/2024	330,000	(2,812)	—	(2,812)
1.3798%	6-month GBP-LIBOR	1/11/2028	£18,350	782	—	782
0.37855%	6-month JPY-LIBOR	10/12/2028	¥4,200,000	934	—	934
U.S. EFFR	2.398%	2/8/2029	$5,000	(329)	—	(329)
3-month USD-LIBOR	2.3665%	3/27/2029	7,700	(332)	—	(332)
3-month USD-LIBOR	1.412%	8/19/2029	3,700	154	—	154
6-month HUF-BUBOR	1.36%	10/22/2029	HUF2,000,000	106	—	106
6-month HUF-BUBOR	1.39%	11/11/2029	12,410,000	563	—	563
6-month PLN-WIBOR	1.90%	11/12/2029	PLN163,600	(135)	—	(135)
6-month PLN-WIBOR	1.88%	11/20/2029	163,280	(56)	—	(56)
1.5598%	6-month GBP-LIBOR	1/11/2038	£10,700	1,049	—	1,049
3-month USD-LIBOR	2.0105%	12/18/2049	$16,600	313	—	313
					$—	$(2,012)

Capital World Bond Fund — Page 30 of 32

1	Step bond; coupon rate may change at a later date.
2	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,201,261,000, which represented 8.37% of the net assets of the fund.
3	Index-linked bond whose principal amount moves with a government price index.
4	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
5	Amount less than one thousand.
6	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
7	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $18,635,000, which represented .13% of the net assets of the fund.
8	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $7,192,000, which represented .05% of the net assets of the fund.
9	Value determined using significant unobservable inputs.
10	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
11	Purchased on a TBA basis.
12	Scheduled interest and/or principal payment was not received.
13	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $47,260,000, which represented .33% of the net assets of the fund.
14	Security did not produce income during the last 12 months.
15	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
16	Rate represents the seven-day yield at 12/31/2019.
17	Notional amount is calculated based on the number of contracts and notional contract size.
18	Value is calculated based on the notional amount and current market price.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Advanz Pharma Corp.	8/31/2018	$670	$154.00%

Key to abbreviations and symbols
ARS = Argentine pesos	INR = Indian rupees
AUD/A$ = Australian dollars	JPY/¥ = Japanese yen
BA = Banker’s acceptances	KRW = South Korean won
BBR = Bank Base Rate	LIBOR = London Interbank Offered Rate
BRL = Brazilian reais	MXN = Mexican pesos
BUBOR = Budapest Interbank Offered Rate	MYR = Malaysian ringgits
CAD/C$ = Canadian dollars	NGN = Nigerian naira
CHF = Swiss francs	NOK/NKr = Norwegian kroner
CLP = Chilean pesos	NZD/NZ$ = New Zealand dollars
CNH/CNY = Chinese yuan renminbi	PEN = Peruvian nuevos soles
COP = Colombian pesos	PLN = Polish zloty
CZK = Czech korunas	PRIBOR = Prague Interbank Offered Rate
DKr = Danish kroner	RON = Romanian leu
DOP = Dominican pesos	RUB = Russian rubles
EFFR = Effective Federal Funds Rate	SEK = Swedish kronor
EGP = Egyptian pounds	SOFR = Secured Overnight Financing Rate
EUR/€ = Euros	TBA = To-be-announced
EURIBOR = Euro Interbank Offered Rate	THB = Thai baht
FRA = Forward Rate Agreement	TRY = Turkish lira
GBP/£ = British pounds	UAH = Ukrainian hryvnia
GHS = Ghanaian cedi	USD/$ = U.S. dollars
HUF = Hungarian forints	UYU = Uruguayan pesos
ICE = Intercontinental Exchange, Inc.	WIBOR = Warsaw Interbank Offer Rate
IDR = Indonesian rupiah	ZAR = South African rand
ILS = Israeli shekels	ZMW = Zambian kwacha

Capital World Bond Fund — Page 31 of 32

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

MFGEFPX-031-0220O-S73226	Capital World Bond Fund — Page 32 of 32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of Capital World Bond Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of Capital World Bond Fund (the “Fund”), as of December 31, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

February 13, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: February 28, 2020

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2020